UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04707

Fidelity Advisor Series II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Item 1.

Reports to Stockholders

Fidelity Advisor® Limited Term Bond Fund

Annual Report

August 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(2.36)%	1.68%	1.82%
Class M (incl. 2.75% sales charge)	(2.37)%	1.65%	1.83%
Class C (incl. contingent deferred sales charge)	(1.37)%	1.44%	1.49%
Fidelity® Limited Term Bond Fund	0.70%	2.55%	2.41%
Class I	0.66%	2.49%	2.37%
Class Z	0.79%	2.57%	2.41%

 Prior to October 30, 2013, the fund was named Fidelity Advisor® Intermediate Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Limited Term Bond Fund - Class A on August 31, 2011, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$11,982	Fidelity Advisor® Limited Term Bond Fund - Class A
$12,055	Bloomberg U.S. 1-5 Year Government/Credit Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Manager Rob Galusza:  For the fiscal year ending August 31, 2021, the fund's share classes (excluding sales charges, if applicable) posted returns in the range of -0.38% to +0.79% net of fees, compared with the 0.94% gain of the Fidelity Limited Term Composite IndexSM. Our positioning along the yield curve detracted from the fund's relative result. Positioning in U.S. Treasury securities hurt to a lesser extent. Sector allocation among the bonds of industrial companies also detracted, as did non-Composite exposure to mortgage-backed securities (MBS). Conversely, overall, sector allocation aided the fund’s result versus the Composite index, including our decision to underweight the bonds of U.S. government agencies and avoid the bonds of non-U.S. government entities. A non-Composite stake in commercial mortgage-backed securities (CMBS) added notable value. Also, overall, security selection helped meaningfully, especially choices among corporate bonds, including the banking, transportation and energy industries. Picks in the consumer non-cyclical segment contributed as well. The past 12 months, we slightly reduced the fund's corporate bond holdings and added exposure to U.S. Treasuries and asset-backed securities (ABS).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:   On October 1, 2020, Julian Potenza assumed co-management responsibilities for the fund, succeeding David Prothro.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	18.9%
AAA	15.9%
AA	3.0%
A	22.8%
BBB	30.4%
BB and Below	3.6%
Not Rated	3.1%
Short-Term Investments and Net Other Assets	2.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	57.0%
U.S. Government and U.S. Government Agency Obligations	18.9%
Asset-Backed Securities	11.9%
CMOs and Other Mortgage Related Securities	8.7%
Municipal Bonds	0.3%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 17.6%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 57.0%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.:
0.9% 3/25/24	$5,000,000	$5,009,346
1.65% 2/1/28	12,588,000	12,580,556
NTT Finance Corp.:
0.583% 3/1/24 (a)	4,260,000	4,255,374
1.162% 4/3/26 (a)	8,933,000	8,928,186
1.591% 4/3/28 (a)	10,000,000	9,993,065
Verizon Communications, Inc.:
0.75% 3/22/24	9,717,000	9,753,897
1.45% 3/20/26	2,947,000	2,985,837
3% 3/22/27	626,000	677,248
		54,183,509
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.464% 7/23/22	16,000,000	16,462,542
Comcast Corp.:
3.7% 4/15/24	4,500,000	4,857,456
3.95% 10/15/25	2,610,000	2,912,212
Discovery Communications LLC:
2.95% 3/20/23	7,000,000	7,249,130
3.625% 5/15/30	1,664,000	1,822,907
		33,304,247
Wireless Telecommunication Services - 0.4%
T-Mobile U.S.A., Inc.:
2.625% 4/15/26	10,100,000	10,377,750
3.5% 4/15/25	6,000,000	6,476,100
		16,853,850

TOTAL COMMUNICATION SERVICES		104,341,606

CONSUMER DISCRETIONARY - 3.0%
Automobiles - 2.5%
BMW U.S. Capital LLC 3.45% 4/12/23 (a)	7,000,000	7,326,996
Daimler Finance North America LLC:
0.75% 3/1/24 (a)	17,889,000	17,937,197
1.45% 3/2/26 (a)	6,948,000	7,018,417
2.85% 1/6/22 (a)	3,175,000	3,203,451
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.25% 11/17/23 (b)(c)	15,000,000	15,238,950
1.05% 3/8/24	2,306,000	2,320,498
1.25% 1/8/26	8,359,000	8,304,113
1.7% 8/18/23	10,000,000	10,196,800
3.25% 1/5/23	5,000,000	5,165,307
4.15% 6/19/23	5,231,000	5,533,108
5.2% 3/20/23	2,909,000	3,106,397
Volkswagen Group of America Finance LLC 1.25% 11/24/25 (a)	15,040,000	15,049,095
		100,400,329
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp. 3.3% 7/1/25	1,040,000	1,127,624
Starbucks Corp. 3.8% 8/15/25	2,340,000	2,583,440
		3,711,064
Leisure Products - 0.0%
Hasbro, Inc. 2.6% 11/19/22	2,334,000	2,393,386
Multiline Retail - 0.1%
Dollar Tree, Inc. 4% 5/15/25	6,000,000	6,588,443
Specialty Retail - 0.3%
AutoZone, Inc.:
3.125% 7/15/23	3,247,000	3,389,852
3.625% 4/15/25	545,000	593,411
Ross Stores, Inc. 0.875% 4/15/26	7,357,000	7,244,701
		11,227,964

TOTAL CONSUMER DISCRETIONARY		124,321,186

CONSUMER STAPLES - 3.9%
Beverages - 0.6%
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	15,000,000	15,017,906
Molson Coors Beverage Co. 3% 7/15/26	10,575,000	11,361,413
		26,379,319
Food & Staples Retailing - 0.5%
7-Eleven, Inc.:
0.8% 2/10/24 (a)	7,321,000	7,319,528
0.95% 2/10/26 (a)	7,891,000	7,784,154
1.3% 2/10/28 (a)	3,614,000	3,511,279
		18,614,961
Food Products - 0.8%
Conagra Brands, Inc. 0.5% 8/11/23	6,707,000	6,703,816
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	10,730,000	11,762,763
McCormick & Co., Inc. 0.9% 2/15/26	15,000,000	14,828,317
		33,294,896
Tobacco - 2.0%
Altria Group, Inc. 2.35% 5/6/25	1,003,000	1,046,214
BAT Capital Corp.:
2.764% 8/15/22	10,000,000	10,210,917
3.222% 8/15/24	7,000,000	7,428,072
BAT International Finance PLC:
1.668% 3/25/26	15,000,000	15,086,838
3.95% 6/15/25 (a)	5,000,000	5,466,659
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	8,250,000	8,698,725
4.25% 7/21/25 (a)	13,000,000	14,274,384
Philip Morris International, Inc.:
0.875% 5/1/26	4,502,000	4,449,024
1.125% 5/1/23	4,000,000	4,049,468
1.5% 5/1/25	3,501,000	3,569,455
2.875% 5/1/24	4,910,000	5,194,582
		79,474,338

TOTAL CONSUMER STAPLES		157,763,514

ENERGY - 4.8%
Oil, Gas & Consumable Fuels - 4.8%
Canadian Natural Resources Ltd. 2.05% 7/15/25	3,668,000	3,773,784
Cenovus Energy, Inc.:
3% 8/15/22	9,205,000	9,374,254
3.8% 9/15/23	4,723,000	4,969,513
Enbridge, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.45% 2/17/23 (b)(c)	4,012,000	4,020,867
Energy Transfer LP:
2.9% 5/15/25	7,150,000	7,505,084
3.6% 2/1/23	2,824,000	2,920,447
4.2% 9/15/23	1,441,000	1,534,042
4.25% 3/15/23	6,314,000	6,601,031
4.5% 4/15/24	570,000	619,075
Equinor ASA:
1.75% 1/22/26	1,120,000	1,152,965
2.875% 4/6/25	7,000,000	7,473,612
Kinder Morgan Energy Partners LP 3.5% 9/1/23	5,738,000	6,025,885
Marathon Petroleum Corp. 4.5% 5/1/23	5,640,000	5,975,759
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22(b)(c)	1,082,000	1,081,973
1.75% 3/1/26	15,044,000	15,234,435
3.375% 3/15/23	6,618,000	6,889,597
4.5% 7/15/23	856,000	909,246
Occidental Petroleum Corp.:
2.9% 8/15/24	6,061,000	6,212,525
3.2% 8/15/26	277,000	285,720
Ovintiv Exploration, Inc. 5.625% 7/1/24	1,967,000	2,192,233
Petroleos Mexicanos:
6.49% 1/23/27	6,035,000	6,378,995
6.5% 3/13/27	12,000,000	12,702,000
Phillips 66 Co.:
1.3% 2/15/26	6,892,000	6,888,366
3.7% 4/6/23	4,430,000	4,652,332
3.85% 4/9/25	7,000,000	7,653,046
Pioneer Natural Resources Co. 0.55% 5/15/23	7,781,000	7,774,026
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	4,768,000	4,842,350
Shell International Finance BV 3.5% 11/13/23	1,470,000	1,568,112
Suncor Energy, Inc. 3.6% 12/1/24	7,800,000	8,408,505
The Williams Companies, Inc. 3.6% 3/15/22	12,000,000	12,140,904
TransCanada PipeLines Ltd. 2.5% 8/1/22	5,142,000	5,245,158
Valero Energy Corp.:
1.2% 3/15/24	10,000,000	10,077,522
2.7% 4/15/23	805,000	831,349
2.85% 4/15/25	9,963,000	10,514,820
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (b)(c)	2,040,000	2,034,900
		196,464,432
FINANCIALS - 28.2%
Banks - 15.8%
ABN AMRO Bank NV 1.542% 6/16/27 (a)(b)	8,114,000	8,107,251
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (b)(c)	11,000,000	11,328,469
1.197% 10/24/26 (b)	13,673,000	13,615,850
1.319% 6/19/26 (b)	16,000,000	16,053,227
1.734% 7/22/27 (b)	7,174,000	7,269,738
3.004% 12/20/23 (b)	6,462,000	6,672,015
4.2% 8/26/24	15,750,000	17,262,785
Bank of Nova Scotia 0.55% 9/15/23	10,000,000	10,029,527
Barclays PLC:
1.007% 12/10/24 (b)	5,000,000	5,022,347
2.852% 5/7/26 (b)	18,848,000	19,948,229
3.932% 5/7/25 (b)	4,000,000	4,310,769
4.338% 5/16/24 (b)	5,045,000	5,356,918
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.000% 1.323% 1/13/27 (a)(b)(c)	7,417,000	7,355,941
2.219% 6/9/26 (a)(b)	8,627,000	8,880,234
3.5% 3/1/23 (a)	17,000,000	17,765,101
BPCE SA:
1.652% 10/6/26 (a)(b)	20,000,000	20,110,450
4% 9/12/23 (a)	5,000,000	5,336,800
Canadian Imperial Bank of Commerce 0.95% 6/23/23	10,000,000	10,093,747
Capital One Bank NA:
2.014% 1/27/23 (b)	4,662,000	4,693,107
2.28% 1/28/26 (b)	7,000,000	7,279,937
CIT Group, Inc.:
3.929% 6/19/24 (b)	815,000	854,731
4.75% 2/16/24	5,000,000	5,393,750
5% 8/1/23	5,000,000	5,387,500
Citigroup, Inc.:
0.981% 5/1/25 (b)	5,320,000	5,343,998
3.106% 4/8/26 (b)	10,000,000	10,694,385
4.4% 6/10/25	3,018,000	3,357,455
Danske Bank A/S 3.875% 9/12/23 (a)	6,000,000	6,365,335
DNB Bank ASA 1.535% 5/25/27 (a)(b)	4,643,000	4,669,307
HSBC Holdings PLC:
1.589% 5/24/27 (b)	10,000,000	10,036,193
1.645% 4/18/26 (b)	6,567,000	6,649,129
3.262% 3/13/23 (b)	3,374,000	3,426,592
3.803% 3/11/25 (b)	5,000,000	5,361,554
3.95% 5/18/24 (b)	3,000,000	3,171,797
Huntington Bancshares, Inc. 2.625% 8/6/24	4,610,000	4,852,837
ING Groep NV 1.726% 4/1/27 (b)	4,192,000	4,255,064
Intesa Sanpaolo SpA:
3.25% 9/23/24 (a)	14,000,000	14,839,946
3.375% 1/12/23 (a)	5,775,000	5,990,210
5.71% 1/15/26 (a)	2,298,000	2,584,229
JPMorgan Chase & Co.:
0.824% 6/1/25 (b)	7,855,000	7,868,507
1.045% 11/19/26 (b)	15,000,000	14,868,076
1.514% 6/1/24 (b)	5,770,000	5,872,275
2.083% 4/22/26 (b)	25,219,000	26,043,963
2.956% 5/13/31 (b)	12,053,000	12,763,791
3.559% 4/23/24 (b)	10,000,000	10,498,539
Lloyds Banking Group PLC:
0.695% 5/11/24 (b)	5,000,000	5,018,236
1.326% 6/15/23 (b)	1,698,000	1,709,974
2.438% 2/5/26 (b)	2,636,000	2,745,898
2.907% 11/7/23 (b)	10,197,000	10,477,336
Mitsubishi UFJ Financial Group, Inc.:
0.848% 9/15/24 (b)	7,000,000	7,036,470
1.412% 7/17/25	8,000,000	8,098,880
1.538% 7/20/27 (b)	10,000,000	10,063,791
2.193% 2/25/25	7,200,000	7,488,947
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (b)	17,495,000	17,576,143
1.234% 5/22/27 (b)	10,000,000	9,910,395
National Bank of Canada 0.9% 8/15/23 (b)	10,100,000	10,149,982
NatWest Markets PLC 0.8% 8/12/24 (a)	5,141,000	5,138,392
Regions Financial Corp. 2.25% 5/18/25	3,135,000	3,273,387
Royal Bank of Canada 1.15% 6/10/25	15,000,000	15,103,307
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (b)	4,223,000	4,340,084
3.875% 9/12/23	12,600,000	13,410,167
4.519% 6/25/24 (b)	10,962,000	11,704,434
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	5,500,000	5,701,961
3.45% 6/2/25	5,700,000	6,119,297
Societe Generale:
1.488% 12/14/26 (a)(b)	7,870,000	7,827,962
1.792% 6/9/27 (a)(b)	6,750,000	6,763,287
2.625% 10/16/24 (a)	1,530,000	1,596,136
3.875% 3/28/24 (a)	6,015,000	6,453,626
Sumitomo Mitsui Financial Group, Inc.:
0.508% 1/12/24	989,000	988,043
1.474% 7/8/25	10,000,000	10,144,753
SVB Financial Group 3.125% 6/5/30	3,077,000	3,330,833
Synchrony Bank 3% 6/15/22	2,328,000	2,372,316
Synovus Bank 2.289% 2/10/23 (b)	1,640,000	1,649,660
Synovus Financial Corp. 3.125% 11/1/22	7,118,000	7,289,039
Wells Fargo & Co.:
1.654% 6/2/24 (b)	5,500,000	5,615,929
2.164% 2/11/26 (b)	10,000,000	10,380,051
2.188% 4/30/26 (b)	5,000,000	5,193,320
2.406% 10/30/25 (b)	14,000,000	14,629,548
3.75% 1/24/24	5,000,000	5,357,608
4.3% 7/22/27	7,000,000	8,023,231
Westpac Banking Corp. 4.11% 7/24/34 (b)	1,710,000	1,888,158
Zions Bancorp NA 3.35% 3/4/22	1,971,000	1,996,246
		644,208,432
Capital Markets - 6.9%
Ares Capital Corp. 3.25% 7/15/25	10,000,000	10,566,692
Credit Suisse AG:
0.52% 8/9/23	8,000,000	8,016,977
1% 5/5/23	5,000,000	5,051,246
Credit Suisse Group AG:
1.305% 2/2/27 (a)(b)	10,000,000	9,838,291
2.593% 9/11/25 (a)(b)	4,805,000	5,001,397
Deutsche Bank AG 4.5% 4/1/25	1,848,000	1,991,220
Deutsche Bank AG New York Branch:
0.898% 5/28/24	2,899,000	2,900,147
1.447% 4/1/25 (b)	6,811,000	6,859,108
2.129% 11/24/26 (b)	14,479,000	14,793,022
2.222% 9/18/24 (b)	15,621,000	16,029,797
3.3% 11/16/22	7,000,000	7,231,002
4.25% 10/14/21	4,000,000	4,017,778
Goldman Sachs Group, Inc.:
0.523% 3/8/23	8,160,000	8,163,664
0.627% 11/17/23 (b)	8,000,000	8,011,309
0.657% 9/10/24 (b)	4,500,000	4,496,847
2.876% 10/31/22 (b)	12,097,000	12,145,594
2.905% 7/24/23 (b)	22,500,000	22,995,225
3.2% 2/23/23	12,500,000	12,982,948
3.272% 9/29/25 (b)	5,000,000	5,353,405
Intercontinental Exchange, Inc. 0.7% 6/15/23	6,859,000	6,889,711
Moody's Corp.:
2.625% 1/15/23	5,950,000	6,119,160
4.875% 2/15/24	4,000,000	4,368,897
Morgan Stanley:
0.529% 1/25/24 (b)	9,045,000	9,049,323
0.56% 11/10/23 (b)	10,000,000	10,016,633
0.79% 5/30/25 (b)	10,000,000	9,978,130
0.791% 1/22/25 (b)	11,500,000	11,521,902
2.188% 4/28/26 (b)	5,000,000	5,196,721
2.72% 7/22/25 (b)	3,953,000	4,156,064
3.737% 4/24/24 (b)	12,000,000	12,631,554
4.875% 11/1/22	7,000,000	7,358,682
Nomura Holdings, Inc. 1.653% 7/14/26	12,500,000	12,511,736
State Street Corp. 2.901% 3/30/26 (b)	305,000	325,698
UBS AG London Branch 1.25% 6/1/26 (a)	8,000,000	8,011,033
UBS Group AG 1.008% 7/30/24 (a)(b)	7,594,000	7,642,607
		282,223,520
Consumer Finance - 1.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	7,095,000	7,019,903
3.3% 1/23/23	7,000,000	7,238,147
3.5% 5/26/22	915,000	932,489
4.125% 7/3/23	1,826,000	1,928,244
4.875% 1/16/24	1,481,000	1,607,407
Ally Financial, Inc.:
1.45% 10/2/23	1,220,000	1,238,313
3.05% 6/5/23	8,326,000	8,657,488
5.125% 9/30/24	9,760,000	10,952,369
Capital One Financial Corp. 3.9% 1/29/24	3,000,000	3,220,293
Discover Financial Services 5.2% 4/27/22	3,239,000	3,341,148
Ford Motor Credit Co. LLC:
3.087% 1/9/23	12,000,000	12,225,000
3.339% 3/28/22	2,246,000	2,269,313
4.14% 2/15/23	5,000,000	5,168,750
Synchrony Financial:
2.85% 7/25/22	703,000	717,660
4.25% 8/15/24	2,551,000	2,768,708
4.375% 3/19/24	4,922,000	5,327,536
Toyota Motor Credit Corp. 0.5% 8/14/23	4,167,000	4,182,085
		78,794,853
Diversified Financial Services - 0.9%
AIG Global Funding:
0.8% 7/7/23 (a)	2,197,000	2,216,239
0.9% 9/22/25 (a)	7,000,000	6,935,696
2.3% 7/1/22 (a)	1,900,000	1,931,258
Athene Global Funding:
0.95% 1/8/24 (a)	8,877,000	8,930,136
1% 4/16/24 (a)	8,000,000	8,052,474
BP Capital Markets America, Inc. 2.937% 4/6/23	1,665,000	1,733,346
Brixmor Operating Partnership LP 2.25% 4/1/28	4,348,000	4,438,739
Equitable Holdings, Inc. 3.9% 4/20/23	303,000	319,035
		34,556,923
Insurance - 2.7%
American International Group, Inc.:
2.5% 6/30/25	5,000,000	5,257,687
4.2% 4/1/28	4,000,000	4,597,219
Aon Corp. 2.2% 11/15/22	1,504,000	1,537,058
Empower Finance 2020 LP 1.357% 9/17/27 (a)	5,321,000	5,286,330
Equitable Financial Life Global Funding:
0.5% 11/17/23 (a)	10,075,000	10,080,130
1.4% 8/27/27 (a)	15,000,000	14,926,798
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (a)	3,381,000	3,349,536
Guardian Life Global Funding:
1.1% 6/23/25 (a)	7,850,000	7,909,719
1.4% 7/6/27 (a)	8,010,000	8,018,987
Marsh & McLennan Companies, Inc.:
3.3% 3/14/23	1,731,000	1,799,417
3.875% 3/15/24	6,123,000	6,606,804
MassMutual Global Funding II 0.85% 6/9/23 (a)	10,000,000	10,098,175
Metropolitan Life Global Funding I:
0.9% 6/8/23 (a)	4,581,000	4,626,477
1.95% 1/13/23 (a)	5,000,000	5,109,164
New York Life Global Funding 1.1% 5/5/23 (a)	2,841,000	2,875,723
Pacific Life Global Funding II 1.2% 6/24/25 (a)	4,494,000	4,531,921
Pricoa Global Funding I 2.4% 9/23/24 (a)	6,476,000	6,825,100
Willis Group North America, Inc. 4.5% 9/15/28	5,000,000	5,784,922
		109,221,167

TOTAL FINANCIALS		1,149,004,895

HEALTH CARE - 2.8%
Biotechnology - 0.2%
AbbVie, Inc. 2.3% 11/21/22	6,780,000	6,934,182
Amgen, Inc. 2.65% 5/11/22	1,600,000	1,623,450
		8,557,632
Health Care Equipment & Supplies - 0.2%
Alcon Finance Corp. 2.75% 9/23/26 (a)	4,038,000	4,280,341
Boston Scientific Corp. 1.9% 6/1/25	5,000,000	5,156,897
		9,437,238
Health Care Providers & Services - 0.8%
Anthem, Inc.:
0.45% 3/15/23	10,171,000	10,182,179
2.95% 12/1/22	3,723,000	3,835,929
Cigna Corp.:
0.613% 3/15/24	2,410,000	2,410,484
3.75% 7/15/23	2,547,000	2,697,508
CVS Health Corp. 3.7% 3/9/23	2,249,000	2,353,896
Humana, Inc. 0.65% 8/3/23	10,000,000	10,007,182
		31,487,178
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. 2.95% 9/19/26	6,566,000	7,092,967
Pharmaceuticals - 1.4%
AstraZeneca Finance LLC 0.7% 5/28/24	7,493,000	7,502,661
Bayer U.S. Finance II LLC:
3.375% 7/15/24 (a)	5,000,000	5,304,880
4.25% 12/15/25 (a)	10,500,000	11,689,837
Bayer U.S. Finance LLC 3.375% 10/8/24 (a)	7,000,000	7,488,567
Bristol-Myers Squibb Co.:
2.9% 7/26/24	6,000,000	6,394,680
3.2% 6/15/26	5,000,000	5,491,819
Elanco Animal Health, Inc. 5.272% 8/28/23 (b)	552,000	591,330
Mylan NV 3.125% 1/15/23 (a)	5,791,000	5,987,358
Viatris, Inc.:
1.125% 6/22/22 (a)	6,288,000	6,322,326
1.65% 6/22/25 (a)	480,000	487,698
		57,261,156

TOTAL HEALTH CARE		113,836,171

INDUSTRIALS - 3.0%
Aerospace & Defense - 0.5%
The Boeing Co.:
1.167% 2/4/23	7,169,000	7,174,194
1.95% 2/1/24	10,390,000	10,653,321
4.875% 5/1/25	3,000,000	3,353,555
		21,181,070
Airlines - 0.4%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	4,796,066	4,594,779
Delta Air Lines, Inc. 2.9% 10/28/24	5,500,000	5,605,332
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	3,676,307	3,616,388
		13,816,499
Building Products - 0.1%
Carrier Global Corp. 2.242% 2/15/25	3,940,000	4,105,324
Commercial Services & Supplies - 0.4%
Republic Services, Inc. 0.875% 11/15/25	15,000,000	14,860,559
Industrial Conglomerates - 0.4%
General Electric Co. 3.45% 5/1/27	679,000	748,952
Roper Technologies, Inc. 3.65% 9/15/23	3,078,000	3,268,558
Siemens Financieringsmaatschappij NV:
0.65% 3/11/24 (a)	6,309,000	6,345,271
1.2% 3/11/26 (a)	6,674,000	6,698,947
		17,061,728
Machinery - 0.4%
Otis Worldwide Corp.:
3 month U.S. LIBOR + 0.450% 0.5948% 4/5/23 (b)(c)	4,000,000	4,001,412
2.056% 4/5/25	7,000,000	7,252,380
Westinghouse Air Brake Tech Co. 4.4% 3/15/24	5,900,000	6,358,899
		17,612,691
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
0.7% 2/15/24	3,555,000	3,539,094
0.8% 8/18/24	4,323,000	4,307,995
2.625% 7/1/22	5,000,000	5,081,885
4.25% 2/1/24	2,597,000	2,797,487
International Lease Finance Corp. 5.875% 8/15/22	4,375,000	4,598,794
		20,325,255
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (a)	7,180,000	7,404,170
3.625% 5/1/22 (a)	719,000	731,646
3.95% 7/1/24 (a)	955,000	1,018,721
5.5% 1/15/26 (a)	2,089,000	2,363,017
		11,517,554

TOTAL INDUSTRIALS		120,480,680

INFORMATION TECHNOLOGY - 2.5%
Electronic Equipment & Components - 0.5%
Amphenol Corp. 3.2% 4/1/24	896,000	947,939
Dell International LLC/EMC Corp. 5.45% 6/15/23	17,591,000	18,958,229
		19,906,168
IT Services - 0.3%
PayPal Holdings, Inc.:
1.35% 6/1/23	2,668,000	2,713,843
1.65% 6/1/25	2,097,000	2,158,963
The Western Union Co.:
2.85% 1/10/25	1,242,000	1,308,817
4.25% 6/9/23	5,000,000	5,298,264
		11,479,887
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom, Inc. 1.95% 2/15/28 (a)	15,000,000	14,992,932
Microchip Technology, Inc. 0.983% 9/1/24 (a)	5,060,000	5,055,983
Micron Technology, Inc.:
2.497% 4/24/23	3,383,000	3,488,008
4.185% 2/15/27	6,000,000	6,822,360
		30,359,283
Software - 0.6%
Microsoft Corp. 2.4% 8/8/26	10,000,000	10,686,855
Oracle Corp. 1.65% 3/25/26	3,618,000	3,675,454
VMware, Inc.:
1% 8/15/24	6,564,000	6,591,599
1.4% 8/15/26	2,882,000	2,878,389
		23,832,297
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 2.45% 8/4/26	15,000,000	15,990,823

TOTAL INFORMATION TECHNOLOGY		101,568,458

MATERIALS - 0.7%
Chemicals - 0.7%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	3,089,000	3,231,021
International Flavors & Fragrances, Inc.:
0.697% 9/15/22 (a)	1,352,000	1,355,629
1.23% 10/1/25 (a)	7,000,000	6,979,513
LYB International Finance III LLC 1.25% 10/1/25	6,305,000	6,311,328
The Mosaic Co. 3.25% 11/15/22	7,000,000	7,216,174
Westlake Chemical Corp. 0.875% 8/15/24	2,986,000	2,988,060
		28,081,725
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp. 1.3% 9/15/25	2,406,000	2,417,188
Boston Properties, Inc. 3.2% 1/15/25	3,000,000	3,203,530
Crown Castle International Corp. 1.35% 7/15/25	566,000	570,124
ERP Operating LP 3.375% 6/1/25	3,000,000	3,249,370
Healthcare Trust of America Holdings LP 3.5% 8/1/26	621,000	678,977
Kimco Realty Corp. 3.3% 2/1/25	5,500,000	5,909,489
Omega Healthcare Investors, Inc. 4.375% 8/1/23	1,211,000	1,285,665
Retail Properties America, Inc. 4% 3/15/25	2,778,000	2,965,422
Simon Property Group LP 2.75% 6/1/23	3,463,000	3,587,645
SITE Centers Corp. 4.25% 2/1/26	1,865,000	2,030,968
Spirit Realty LP 2.1% 3/15/28	5,695,000	5,721,947
Ventas Realty LP:
2.65% 1/15/25	3,710,000	3,890,255
3% 1/15/30	4,013,000	4,232,897
3.125% 6/15/23	591,000	615,767
3.5% 4/15/24	2,140,000	2,280,699
VEREIT Operating Partnership LP 2.2% 6/15/28	456,000	466,832
Vornado Realty LP 2.15% 6/1/26	1,017,000	1,041,075
Welltower, Inc. 3.625% 3/15/24	4,035,000	4,308,854
		48,456,704
Real Estate Management & Development - 0.1%
Brandywine Operating Partnership LP:
3.95% 2/15/23	3,334,000	3,469,680
4.1% 10/1/24	372,000	402,136
		3,871,816

TOTAL REAL ESTATE		52,328,520

UTILITIES - 4.2%
Electric Utilities - 2.2%
Cleco Corporate Holdings LLC 3.743% 5/1/26	2,893,000	3,158,771
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.299% 6/10/23 (b)(c)	7,327,000	7,334,642
Edison International 2.95% 3/15/23	730,000	749,966
Eversource Energy 2.75% 3/15/22	3,489,000	3,529,073
Exelon Corp. 3.497% 6/1/22 (b)	10,287,000	10,498,696
FirstEnergy Corp.:
1.6% 1/15/26	606,000	599,940
2.05% 3/1/25	3,271,000	3,320,065
4.75% 3/15/23	600,000	624,720
Florida Power & Light Co. 2.85% 4/1/25	1,508,000	1,608,521
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,115,000	1,195,328
ITC Holdings Corp. 2.7% 11/15/22	3,503,000	3,591,642
NextEra Energy Capital Holdings, Inc.:
0.65% 3/1/23	8,000,000	8,030,895
2.75% 5/1/25	12,257,000	13,007,732
Southern California Edison Co. 3 month U.S. LIBOR + 0.270% 0.3985% 12/3/21 (b)(c)	6,706,000	6,707,237
Southern Co. 0.6% 2/26/24	3,789,000	3,787,367
Virginia Electric & Power Co. 2.75% 3/15/23	10,000,000	10,311,637
Vistra Operations Co. LLC 5% 7/31/27 (a)	10,000,000	10,376,000
		88,432,232
Gas Utilities - 0.7%
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 0.5031% 3/9/23 (b)(c)	6,511,000	6,505,696
CenterPoint Energy Resources Corp. 3 month U.S. LIBOR + 0.500% 0.6314% 3/2/23 (b)(c)	8,693,000	8,695,662
Dominion Gas Holdings LLC 2.5% 11/15/24	1,156,000	1,210,851
ONE Gas, Inc. 0.85% 3/11/23	10,000,000	10,000,844
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (b)(c)	2,106,000	2,106,325
		28,519,378
Independent Power and Renewable Electricity Producers - 0.2%
Emera U.S. Finance LP 0.833% 6/15/24 (a)	4,654,000	4,628,555
The AES Corp. 3.3% 7/15/25 (a)	4,133,000	4,415,987
		9,044,542
Multi-Utilities - 1.1%
Berkshire Hathaway Energy Co. 2.8% 1/15/23	5,944,000	6,125,497
CenterPoint Energy, Inc. 2.5% 9/1/22	1,229,000	1,253,492
Dominion Energy, Inc.:
1.45% 4/15/26	8,000,000	8,067,675
3.071% 8/15/24 (b)	5,000,000	5,303,773
DTE Energy Co.:
0.55% 11/1/22	10,000,000	10,025,128
2.25% 11/1/22	5,500,000	5,618,559
NiSource, Inc.:
0.95% 8/15/25	2,873,000	2,853,011
2.95% 9/1/29	3,000,000	3,195,925
Sempra Energy 2.9% 2/1/23	1,017,000	1,049,007
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (b)(c)	454,000	426,442
		43,918,509

TOTAL UTILITIES		169,914,661

TOTAL NONCONVERTIBLE BONDS
(Cost $2,272,013,201)		2,318,105,848

U.S. Treasury Obligations - 16.6%
U.S. Treasury Notes:
0.25% 7/31/25	$260,000,000	$256,435,142
0.375% 4/30/25	120,355,000	119,560,469
0.75% 3/31/26 (d)	115,000,000	115,143,750
0.875% 6/30/26	140,000,000	140,776,563
1.625% 9/30/26	42,581,000	44,344,120
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $675,479,723)		676,260,044

U.S. Government Agency - Mortgage Securities - 1.5%
Fannie Mae - 1.0%
3% 7/1/36 to 3/1/50	27,930,078	29,660,527
3.5% 9/1/29 to 10/1/29	821,061	877,924
4.5% to 4.5% 3/1/35 to 9/1/49	7,333,279	8,057,969
6.5% 7/1/32 to 8/1/36	151,692	176,340
7% 8/1/28 to 6/1/33	130,406	152,262
7.5% to 7.5% 11/1/26 to 2/1/28	24,721	27,757
8.5% 9/1/25	764	836

TOTAL FANNIE MAE		38,953,615

Freddie Mac - 0.5%
2% 1/1/32	12,896,152	13,383,268
3% 2/1/34	7,284,543	7,675,489
8.5% 12/1/26 to 8/1/27	11,993	13,440

TOTAL FREDDIE MAC		21,072,197

Ginnie Mae - 0.0%
7% to 7% 7/15/28 to 11/15/28	21,560	24,277
7.5% 2/15/28 to 10/15/28	2,266	2,585
8% 6/15/24	15	17

TOTAL GINNIE MAE		26,879

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $59,606,334)		60,052,691

Asset-Backed Securities - 11.9%
AASET Trust Series 2019-2 Class A, 3.376% 10/16/39 (a)	$2,566,016	$2,506,028
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	1,293,000	1,295,564
Aimco:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 1.1706% 7/22/32 (a)(b)(c)	10,230,000	10,231,821
Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 1/15/32 (a)(b)(c)	10,545,000	10,545,896
Ajax Mortgage Loan Trust Series 2021-B Class A, 2.239% 6/25/66 (a)(b)	4,261,911	4,256,741
Apollo Aviation Securitization Equity Trust Series 2020-1A Class A, 3.351% 1/16/40 (a)	1,260,522	1,249,335
Ares LII CLO Ltd. Series 2021-52A Class A1R, 3 month U.S. LIBOR + 1.050% 1.1883% 4/22/31 (a)(b)(c)	8,959,000	8,962,189
Bank of America Credit Card Master Trust:
Series 2020-A1 Class A1, 0.34% 5/15/26	11,987,000	11,967,159
Series 2021-A1 Class A1, 0.44% 9/15/26	10,797,000	10,797,913
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.120% 1.2094% 2/25/35 (b)(c)	135,759	135,462
Blackbird Capital Aircraft Series 2021-1A Class A, 2.443% 7/15/46 (a)	4,834,688	4,876,251
CarMax Auto Owner Trust:
Series 2019-1 Class A3, 3.05% 3/15/24	1,961,067	1,986,235
Series 2020-4 Class A3, 0.5% 8/15/25	5,979,000	5,997,893
Series 2021-1 Class A3, 0.34% 12/15/25	6,074,000	6,070,309
Carvana Auto Receivables Trust Series 2021-P2 Class A3, 0.49% 3/10/26	8,448,000	8,450,915
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	2,791,251	2,792,023
Castlelake Aircraft Structured Trust Series 2021-1A Class A, 3.474% 1/15/46 (a)	4,999,047	5,163,207
Cedar Funding Ltd. Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 1.1878% 7/15/33 (a)(b)(c)	11,007,000	11,012,746
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/30 (a)(b)(c)	10,010,000	10,011,722
Chesapeake Funding II LLC:
Series 2018-3A Class A1, 3.39% 1/15/31 (a)	1,922,939	1,953,187
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	1,957,555	1,985,242
Series 2020-1A Class A1, 0.87% 8/16/32 (a)	3,856,161	3,878,117
Consumer Loan Underlying Bond Credit Trust:
Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	2,748,506	2,768,089
Series 2020-P1 Class A, 2.26% 3/15/28 (a)	828,357	830,522
Dell Equipment Finance Trust:
Series 2019-2 Class A3, 1.91% 10/22/24 (a)	2,123,510	2,137,402
Series 2020-2:
Class A2, 0.47% 10/24/22 (a)	2,731,954	2,734,975
Class A3, 0.57% 10/23/23 (a)	4,476,000	4,493,318
Series 2021-1 Class A3, 0.43% 5/22/26 (a)	3,966,000	3,974,263
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	1,397,445	1,405,721
Donlen Fleet Lease Funding Series 2021-2 Class A2, 0.56% 12/11/34 (a)	6,077,000	6,086,814
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 4/15/31 (a)(b)(c)	9,586,000	9,596,918
Enterprise Fleet Financing LLC:
Series 2019-1 Class A2, 2.98% 10/20/24 (a)	889,809	895,506
Series 2020-1 Class A2, 1.78% 12/22/25 (a)	4,625,153	4,681,807
Series 2020-2 Class A2, 0.61% 7/20/26 (a)	8,463,512	8,493,444
Series 2021-1 Class A2, 0.44% 12/21/26 (a)	3,639,000	3,643,841
Exeter Automobile Receivables Trust Series 2021-2A Class A3, 0.3% 10/15/24	3,534,000	3,535,645
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(b)	2,275,400	2,275,363
Ford Credit Auto Owner Trust:
Series 2019-1 Class A, 3.52% 7/15/30 (a)	4,783,000	5,112,910
Series 2020-2 Class A, 1.06% 4/15/33 (a)	14,774,000	14,812,152
Ford Credit Floorplan Master Owner Trust Series 2020-1 Class A1, 0.7% 9/15/25	12,656,000	12,726,010
GM Financial Automobile Leasing Trust Series 2020-3 Class A3, 0.45% 8/21/23	4,764,000	4,773,859
GM Financial Consumer Automobile Receivables Trust Series 2020-4 Class A3, 0.38% 8/18/25	6,963,000	6,971,721
GMF Floorplan Owner Revolving Trust:
Series 2020-1 Class A, 0.68% 8/15/25 (a)	3,438,000	3,456,136
Series 2020-2 Class A, 0.69% 10/15/25 (a)	7,860,000	7,897,256
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	1,166,246	1,166,703
HPEFS Equipment Trust:
Series 2020-1A Class A2, 1.73% 2/20/30 (a)	1,200,316	1,202,819
Series 2020-2A Class A2, 0.65% 7/22/30 (a)	3,344,900	3,347,988
Hyundai Auto Lease Securitization Trust Series 2021-A Class A3, 0.33% 1/16/24 (a)	6,776,000	6,783,177
Hyundai Auto Receivables Trust Series 2019-B Class A3, 1.94% 2/15/24	3,098,175	3,125,670
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	352,689	353,370
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	2,311,000	2,361,928
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/31 (a)(b)(c)	7,645,000	7,647,194
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1383% 1/22/31 (a)(b)(c)	8,045,000	8,045,097
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (a)	249,949	250,860
Series 2020-1A Class A, 2.24% 3/15/30 (a)	9,994	9,999
Series 2021-2A Class A, 0.51% 9/15/31 (a)	7,000,000	7,003,901
Mercedes-Benz Auto Lease Trust Series 2020-B Class A3, 0.4% 11/15/23	3,679,000	3,686,654
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	701,922	721,625
MMAF Equipment Finance LLC Series 2019-B Class A3, 2.01% 12/12/24 (a)	4,116,000	4,202,360
Mortgage Repurchase Agreement Financing Trust:
Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	7,218,000	7,292,576
Series 2021-1 Class A1, 1 month U.S. LIBOR + 0.500% 0.5951% 3/10/22 (a)(b)(c)	8,684,000	8,694,421
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	3,704,629	3,702,669
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 1.1339% 7/17/32 (a)(b)(c)	10,020,000	10,023,527
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 0.9309% 5/20/29 (a)(b)(c)	9,889,406	9,893,332
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.3294% 1/25/36 (b)(c)	81,149	81,295
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	260,287	260,576
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (a)(b)	6,536,426	6,546,101
Santander Drive Auto Receivables Trust Series 2021-2 Class A3, 0.34% 2/18/25	7,459,000	7,470,203
Santander Retail Auto Lease Trust:
Series 2020-B Class A3, 0.57% 4/22/24 (a)	8,691,000	8,727,968
Series 2021-A Class A3, 0.51% 7/22/24 (a)	5,349,000	5,363,179
Sapphire Aviation Finance Series 2020-1A Class A, 3.228% 3/15/40 (a)	6,330,690	6,318,561
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	2,797,000	2,922,869
1.884% 7/15/50 (a)	1,204,000	1,229,943
SLAM Ltd. / SLAM LLC Series 2021-1A Class A, 2.434% 6/15/46 (a)	9,896,000	9,966,509
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	603,590	606,279
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 1.1861% 7/15/32 (a)(b)(c)	7,582,000	7,584,639
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 1.0843% 11/18/30 (a)(b)(c)	10,490,000	10,490,661
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (b)(c)	2,132	1,993
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (a)	1,803,979	1,806,113
Class A3, 0.68% 12/20/23 (a)	3,588,000	3,605,055
Tesla Auto Lease Trust Series 2019-A Class A2, 2.13% 4/20/22 (a)	1,671,932	1,677,247
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (a)	3,961,000	4,041,396
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.6979% 4/6/42 (a)(b)(c)	304,000	204,581
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (a)	377,392	378,144
Series 2021-2 Class A, 0.91% 6/20/31 (a)	5,121,210	5,126,612
Series 2021-3 Class A, 0.83% 7/20/31 (a)	7,809,000	7,814,420
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (a)	2,785,521	2,793,579
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (a)	8,652,261	8,678,967
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (a)(b)	10,652,889	10,649,413
Verizon Master Trust Series 2021-1:
Class A, 0.5% 5/20/27	7,466,000	7,479,021
Class B, 0.69% 5/20/27	8,000,000	8,005,342
Verizon Owner Trust Series 2020-A Class A1A, 1.85% 7/22/24	6,472,000	6,568,961
Volvo Financial Equipment LLC:
Series 2019-1A Class A3, 3% 3/15/23 (a)	936,313	942,716
Series 2019-2A Class A3, 2.04% 11/15/23 (a)	3,127,000	3,157,086
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 1.0839% 4/17/30 (a)(b)(c)	10,000,000	10,001,180
World Omni Auto Receivables Trust Series 2020-A Class A2A, 1.02% 6/15/23	779,060	779,777
World Omni Automobile Lease Securitization Trust Series 2020-B Class A3, 0.45% 2/15/24	4,956,000	4,968,787
TOTAL ASSET-BACKED SECURITIES
(Cost $483,133,688)		485,194,670

Collateralized Mortgage Obligations - 2.2%
Private Sponsor - 1.4%
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	2,319,527	2,321,070
BRAVO Residential Funding Trust sequential payer Series 2020-RPL2 Class A1, 2% 5/25/59 (a)	5,106,089	5,218,645
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	2,785,080	2,785,519
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (a)	2,042,669	2,046,298
CSAIL Commercial Mortgage Trust Series 2015-C2 Class ASB, 3.2241% 6/15/57	1,700,077	1,767,389
CSMC Trust sequential payer Series 2020-RPL4 Class A1, 2% 1/25/60 (a)	1,430,517	1,456,848
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.5793% 8/25/60 (a)(b)(c)	600,252	600,897
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(b)	5,532,000	5,624,871
Mortgage Repurchase Agreement Financing Trust Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.4451% 4/23/23 (a)(b)(c)	7,422,000	7,444,689
New Residential Mortgage Loan Trust Series 2019-5A Class A1B, 3.5% 8/25/59 (a)	1,996,164	2,085,800
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (a)	3,126,000	3,127,350
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (a)	4,884,094	4,915,458
Permanent Master Issuer PLC floater Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.6761% 7/15/58 (a)(b)(c)	853,500	853,833
Preston Ridge Partners Mortgage Trust:
Series 2021-2 Class A1, 2.115% 3/25/26 (a)	4,295,960	4,306,414
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (a)	1,534,256	1,536,675
RMF Buyout Issuance Trust sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (a)	6,290,917	6,306,387
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (b)(c)	708	694
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(c)	3,385,250	3,386,977

TOTAL PRIVATE SPONSOR		55,785,814

U.S. Government Agency - 0.8%
Fannie Mae:
planned amortization class:
Series 2015-28 Class P, 2.5% 5/25/45	2,347,937	2,441,345
Series 2019-33 Class N, 3% 3/25/48	9,643,618	10,079,355
Series 2015-28 Class JE, 3% 5/25/45	1,688,137	1,774,889
Series 2018-3 Class LP, 3% 2/25/47	7,026,001	7,310,810
Series 2019-59 Class AB, 2.5% 10/25/39	2,902,542	3,022,078
Freddie Mac:
planned amortization class Series 2019-4903 Class DA, 3% 10/25/48	4,348,434	4,564,667
sequential payer Series 4873 Class CA, 4% 7/15/47	3,439,756	3,616,162
Series 3949 Class MK, 4.5% 10/15/34	69,520	76,284
Series 4472 Class WL, 3% 5/15/45	777,692	823,547

TOTAL U.S. GOVERNMENT AGENCY		33,709,137

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $88,405,989)		89,494,951

Commercial Mortgage Securities - 7.3%
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (a)	1,767,000	1,840,772
BANK Series 2021-BN33 Class XA, 1.1766% 5/15/64 (b)(e)	20,647,690	1,662,277
Bank of America Commercial Mortgage Trust sequential payer Series 2015-UBS7 Class ASB, 3.429% 9/15/48	8,959,065	9,480,934
Benchmark Mortgage Trust:
sequential payer Series 2018-B2 Class A2, 3.6623% 2/15/51	5,621,000	5,799,929
Series 2019-B14 Class XA, 0.9105% 12/15/62 (b)(e)	24,770,192	1,133,477
Series 2020-B17 Class XA, 1.541% 3/15/53 (b)(e)	49,480,484	4,206,069
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 0.85% 9/15/26 (a)(b)(c)	5,047,000	5,047,000
BX Commercial Mortgage Trust:
floater Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7483% 5/15/38 (a)(b)(c)	4,000,000	4,002,514
floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	2,883,350	2,887,131
BX Trust:
floater sequential payer:
Series 2021-MFM1 Class A, 1 month U.S. LIBOR + 0.700% 0.7955% 1/15/34 (a)(b)(c)	2,100,000	2,101,972
Series 2021-SOAR Class A, 0.766% 6/15/38 (a)(b)	4,342,000	4,348,957
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (a)(b)(c)	614,000	614,000
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.016% 10/15/36 (a)(b)(c)	5,941,117	5,950,651
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (a)	6,987,822	7,120,906
Series 2021-1A Class A1, 1.53% 3/15/61 (a)	5,621,871	5,728,653
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (a)(b)(c)	1,313,000	1,313,000
CGMS Commercial Mortgage Trust Series 2017-MDRA Class A, 3.656% 7/10/30 (a)	10,000,000	10,076,070
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	4,628,218	4,628,217
CIM Retail Portfolio Trust floater Series 2021-RETL Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	2,904,000	2,907,518
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2012-GC8:
Class A/S, 3.683% 9/10/45 (a)	6,670,000	6,813,983
Class A4, 3.024% 9/10/45	2,179,345	2,209,461
Series 2014-GC21 Class AAB, 3.477% 5/10/47	928,805	965,611
Series 2016-GC36 Class AAB, 3.368% 2/10/49	2,236,845	2,356,756
Series 2017-P7 Class A2, 3.212% 4/14/50	2,399,000	2,410,086
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	4,288,264	4,295,080
Series 2013-CR7:
Class A4, 3.213% 3/10/46	2,666,224	2,758,117
Class AM, 3.314% 3/10/46 (a)	1,343,000	1,391,580
Series 2015-CR22 Class ASB, 3.144% 3/10/48	1,430,021	1,487,193
Series 2015-CR23 Class ASB, 3.257% 5/10/48	1,166,056	1,215,900
Series 2013-CR13 Class AM, 4.449% 11/10/46	2,731,000	2,929,350
Series 2013-LC6 Class ASB, 2.478% 1/10/46	1,388,207	1,403,389
Series 2015-CR22 Class A2, 2.856% 3/10/48	225,243	224,834
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.076% 5/15/36 (a)(b)(c)	5,000,000	5,014,674
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	2,198,000	2,280,726
Series 2018-SITE Class A, 4.284% 4/15/36 (a)	1,635,000	1,719,906
CSAIL Commercial Mortgage Trust sequential payer Series 19-C15 Class A2, 3.4505% 3/15/52	3,304,000	3,479,999
Extended Stay America Trust floater Series 2021-ESH Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	2,093,000	2,099,464
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	8,649,312	8,707,210
Class A3, 3.482% 1/10/45	453,542	453,464
Series 2012-GCJ7:
Class A/S, 4.085% 5/10/45	4,762,000	4,830,744
Class A4, 3.377% 5/10/45	528,684	530,560
Series 2012-GCJ9 Class A3, 2.773% 11/10/45	4,628,218	4,711,310
Series 2013-GC10 Class A5, 2.943% 2/10/46	5,531,000	5,686,595
Series 2014-GC18 Class AAB, 3.648% 1/10/47	333,868	345,187
Series 2014-GC20 Class AAB, 3.655% 4/10/47	406,495	422,592
Series 2014-GC26 Class AAB, 3.365% 11/10/47	2,186,150	2,275,458
Series 2015-GC28 Class AAB, 3.206% 2/10/48	1,527,091	1,590,003
Series 2015-GC30 Class A4, 3.382% 5/10/50	3,541,000	3,832,139
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)(b)	5,357,431	5,378,797
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	4,022,000	4,115,507
Series 2013-GC13 Class A/S, 4.2176% 7/10/46 (a)(b)	9,739,000	10,267,144
Series 2013-GC16 Class A/S, 4.649% 11/10/46	1,900,000	2,035,325
Series 2015-GC32 Class A2, 3.062% 7/10/48	246,756	251,809
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2013-C17 Class ASB, 3.705% 1/15/47	422,325	438,761
Series 2014-C22 Class A4, 3.8012% 9/15/47	4,450,000	4,800,027
Series 2014-C25 Class ASB, 3.4074% 11/15/47	1,178,972	1,231,800
Series 2013-C17 Class A/S, 4.4584% 1/15/47	6,642,000	7,107,829
JPMCC Commercial Mortgage Securities Trust sequential payer Series 2016-JP4 Class A2, 2.9838% 12/15/49	1,816,477	1,823,338
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-C6 Class A/S, 4.1166% 5/15/45	2,097,000	2,133,324
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (a)	5,520,000	5,640,685
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.096% 9/15/29 (a)(b)(c)	2,478,000	2,481,076
sequential payer Series 2012-C8 Class A3, 2.8291% 10/15/45	2,440,750	2,478,617
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (a)	2,044,000	2,087,949
Series 2013-C10 Class A5, 3.1425% 12/15/47	4,747,844	4,890,686
Series 2013-C16 Class A/S, 4.5169% 12/15/46	8,570,171	9,200,822
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (a)	2,708,000	2,865,566
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	4,067,000	4,070,828
Merit floater:
Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.246% 8/15/37 (a)(b)(c)	859,104	861,245
Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 7/15/38 (a)(b)(c)	2,266,000	2,266,674
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.2966% 8/15/46 (b)	1,443,000	1,506,029
Series 2014-C15 Class ASB, 3.654% 4/15/47	937,548	971,523
Series 2014-C19 Class ASB, 3.326% 12/15/47	7,422,985	7,727,257
Series 2016-C28 Class A3, 3.272% 1/15/49	1,711,385	1,815,811
Series 2014-C17 Class ASB, 3.477% 8/15/47	2,277,740	2,370,887
Series 2015-C22 Class ASB, 3.04% 4/15/48	882,587	918,723
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	3,837,000	4,027,037
Series 2021-L6 Class XA, 1.3563% 6/15/54 (e)	7,159,588	628,570
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8865% 4/10/46 (a)(b)(c)	3,491,858	3,483,590
sequential payer Series 2012-C2 Class A4, 3.525% 5/10/63	2,703,000	2,746,593
Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	2,974,216	3,040,699
Series 2012-C3 Class A/S, 3.814% 8/10/49 (a)	3,319,000	3,416,689
Wells Fargo Commercial Mortgag Trust sequential payer Series 2015-NXS3 Class ASB, 3.371% 9/15/57	842,299	891,787
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2012-LC5 Class A3, 2.918% 10/15/45	4,105,866	4,169,778
Series 2015-C27 Class ASB, 3.278% 2/15/48	2,128,007	2,221,108
Series 2015-LC22 Class ASB, 3.571% 9/15/58	5,146,145	5,445,632
Series 2017-RC1 Class ASB, 3.453% 1/15/60	3,858,000	4,100,045
Wells Fargo Commercial Mtg Trust 2016-C sequential payer Series 2016-C37 Class A1, 3.103% 12/15/49	1,707,081	1,707,817
WF-RBS Commercial Mortgage Trust:
sequential payer:
Series 2012-C9 Class A3, 2.87% 11/15/45	3,789,710	3,856,051
Series 2013-C12 Class ASB, 2.838% 3/15/48	993,706	1,010,079
Series 2013-C16 Class ASB, 3.963% 9/15/46	491,275	507,876
Series 2014-C22 Class ASB, 3.464% 9/15/57	3,350,009	3,488,821
Series 2013-C11 Class ASB, 2.63% 3/15/45	377,198	382,343
Series 2013-C12 Class A4, 3.198% 3/15/48	1,482,719	1,527,678
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $297,571,056)		297,681,650

Municipal Securities - 0.3%
California Gen. Oblig. Series 2019, 2.4% 10/1/25	4,420,000	4,694,478
Illinois Gen. Oblig. Series 2003, 4.95% 6/1/23	1,346,545	1,427,564
New York City Transitional Fin. Auth. Rev. Series 2017 E, 2.85% 2/1/24	1,320,000	1,397,920
New York Urban Dev. Corp. Rev. Series 2017 D, 2.7% 3/15/23	6,100,000	6,317,666
TOTAL MUNICIPAL SECURITIES
(Cost $13,230,334)		13,837,628

Foreign Government and Government Agency Obligations - 0.1%
United Mexican States 3.25% 4/16/30 (Cost $3,508,817)	$3,525,000	$3,696,403

Bank Notes - 0.8%
CIT Bank NA 2.969% 9/27/25 (b)	6,655,000	7,012,706
Citibank NA 3.65% 1/23/24	5,000,000	5,359,926
Citizens Bank NA 2.25% 4/28/25	4,046,000	4,233,950
Discover Bank 3.35% 2/6/23	7,557,000	7,853,498
First Republic Bank 1.912% 2/12/24 (b)	2,692,000	2,746,530
Truist Bank 1.5% 3/10/25	7,000,000	7,169,282
TOTAL BANK NOTES
(Cost $33,126,837)		34,375,892

Commercial Paper - 0.5%
Enel Finance America LLC yankee 0.37% 7/11/22	10,000,000	9,975,839
HSBC U.S.A., Inc. yankee:
0.4% 10/5/21	$5,000,000	$4,999,111
0.4% 2/9/22	4,000,000	3,994,888
TOTAL COMMERCIAL PAPER
(Cost $18,958,786)		18,969,838
	Shares	Value

Fixed-Income Funds - 0.0%
Fidelity Specialized High Income Central Fund (f)
(Cost $41,236)	415	41,854

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.06% (g)
(Cost $36,111,829)	36,104,608	36,111,829
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $3,981,187,830)		4,033,823,298
NET OTHER ASSETS (LIABILITIES) - 0.9%		36,611,650
NET ASSETS - 100%		$4,070,434,948

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	850	Dec. 2021	$105,160,938	$16,209	$16,209

The notional amount of futures purchased as a percentage of Net Assets is 2.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $72,098,750.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,081,783,530 or 26.6% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $338,435.

 (e) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$235,148,235	$1,655,797,566	$1,854,833,533	$113,250	$(439)	$--	$36,111,829	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	8,798,886	443,881,144	452,680,030	18,581	--	--	--	0.0%
Fidelity Specialized High Income Central Fund	16,901,423	645,036	17,414,333	645,045	1,405,007	(1,495,279)	41,854	0.0%
Total	$260,848,544	$2,100,323,746	$2,324,927,896	$776,876	$1,404,568	$(1,495,279)	$36,153,683

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,318,105,848	$--	$2,318,105,848	$--
U.S. Government and Government Agency Obligations	676,260,044	--	676,260,044	--
U.S. Government Agency - Mortgage Securities	60,052,691	--	60,052,691	--
Asset-Backed Securities	485,194,670	--	485,194,670	--
Collateralized Mortgage Obligations	89,494,951	--	89,494,951	--
Commercial Mortgage Securities	297,681,650	--	297,681,650	--
Municipal Securities	13,837,628	--	13,837,628	--
Foreign Government and Government Agency Obligations	3,696,403	--	3,696,403	--
Bank Notes	34,375,892	--	34,375,892	--
Commercial Paper	18,969,838	--	18,969,838	--
Fixed-Income Funds	41,854	41,854	--	--
Money Market Funds	36,111,829	36,111,829	--	--
Total Investments in Securities:	$4,033,823,298	$36,153,683	$3,997,669,615	$--
Derivative Instruments:
Assets
Futures Contracts	$16,209	$16,209	$--	$--
Total Assets	$16,209	$16,209	$--	$--
Total Derivative Instruments:	$16,209	$16,209	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$16,209	$0
Total Interest Rate Risk	16,209	0
Total Value of Derivatives	$16,209	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.4%
United Kingdom	4.5%
Cayman Islands	3.0%
Japan	2.6%
France	2.0%
Canada	2.0%
Others (Individually Less Than 1%)	3.5%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,945,034,765)	$3,997,669,615
Fidelity Central Funds (cost $36,153,065)	36,153,683
Total Investment in Securities (cost $3,981,187,830)		$4,033,823,298
Receivable for investments sold		21,998,550
Receivable for fund shares sold		6,944,288
Interest receivable		16,511,378
Distributions receivable from Fidelity Central Funds		724
Receivable for daily variation margin on futures contracts		13,728
Receivable from investment adviser for expense reductions		8,266
Total assets		4,079,300,232
Liabilities
Payable for fund shares redeemed	$6,707,657
Distributions payable	417,689
Accrued management fee	1,006,584
Distribution and service plan fees payable	164,469
Other affiliated payables	568,658
Other payables and accrued expenses	227
Total liabilities		8,865,284
Net Assets		$4,070,434,948
Net Assets consist of:
Paid in capital		$4,008,049,060
Total accumulated earnings (loss)		62,385,888
Net Assets		$4,070,434,948
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($445,468,486 ÷ 37,669,002 shares)(a)		$11.83
Maximum offering price per share (100/97.25 of $11.83)		$12.16
Class M:
Net Asset Value and redemption price per share ($161,105,130 ÷ 13,615,091 shares)(a)		$11.83
Maximum offering price per share (100/97.25 of $11.83)		$12.16
Class C:
Net Asset Value and offering price per share ($45,658,122 ÷ 3,869,726 shares)(a)		$11.80
Fidelity Limited Term Bond Fund:
Net Asset Value, offering price and redemption price per share ($2,245,757,359 ÷ 189,416,861 shares)		$11.86
Class I:
Net Asset Value, offering price and redemption price per share ($871,437,722 ÷ 73,486,521 shares)		$11.86
Class Z:
Net Asset Value, offering price and redemption price per share ($301,008,129 ÷ 25,388,945 shares)		$11.86

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$73,454,328
Income from Fidelity Central Funds (including $18,581 from security lending)		649,786
Total income		74,104,114
Expenses
Management fee	$11,863,447
Transfer agent fees	4,599,047
Distribution and service plan fees	2,028,257
Fund wide operations fee	2,057,033
Independent trustees' fees and expenses	11,049
Miscellaneous	1,851
Total expenses before reductions	20,560,684
Expense reductions	(110,770)
Total expenses after reductions		20,449,914
Net investment income (loss)		53,654,200
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,686,869
Fidelity Central Funds	1,404,568
Futures contracts	(2,062,357)
Capital gain distributions from Fidelity Central Funds	127,090
Total net realized gain (loss)		13,156,170
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(40,748,198)
Fidelity Central Funds	(1,495,279)
Futures contracts	(30,208)
Total change in net unrealized appreciation (depreciation)		(42,273,685)
Net gain (loss)		(29,117,515)
Net increase (decrease) in net assets resulting from operations		$24,536,685

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,654,200	$63,462,991
Net realized gain (loss)	13,156,170	23,519,461
Change in net unrealized appreciation (depreciation)	(42,273,685)	47,073,135
Net increase (decrease) in net assets resulting from operations	24,536,685	134,055,587
Distributions to shareholders	(71,258,972)	(62,533,473)
Share transactions - net increase (decrease)	464,475,261	936,534,313
Total increase (decrease) in net assets	417,752,974	1,008,056,427
Net Assets
Beginning of period	3,652,681,974	2,644,625,547
End of period	$4,070,434,948	$3,652,681,974

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Limited Term Bond Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$11.67	$11.28	$11.54	$11.56
Income from Investment Operations
Net investment income (loss)A	.132	.227	.252	.206	.165
Net realized and unrealized gain (loss)	(.085)	.299	.386	(.264)	(.030)
Total from investment operations	.047	.526	.638	(.058)	.135
Distributions from net investment income	(.129)	(.226)	(.248)	(.202)	(.155)
Distributions from net realized gain	(.058)	–	–	–	–
Total distributions	(.187)	(.226)	(.248)	(.202)	(.155)
Net asset value, end of period	$11.83	$11.97	$11.67	$11.28	$11.54
Total ReturnB,C	.40%	4.56%	5.73%	(.50)%	1.18%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.75%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.76%	.76%
Expenses net of all reductions	.75%	.75%	.75%	.76%	.76%
Net investment income (loss)	1.11%	1.94%	2.21%	1.81%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$445,468	$368,675	$277,002	$247,562	$289,758
Portfolio turnover rateF	81%	54%	29%	37%	39%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Limited Term Bond Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$11.68	$11.28	$11.54	$11.57
Income from Investment Operations
Net investment income (loss)A	.132	.227	.251	.205	.164
Net realized and unrealized gain (loss)	(.085)	.288	.396	(.264)	(.040)
Total from investment operations	.047	.515	.647	(.059)	.124
Distributions from net investment income	(.129)	(.225)	(.247)	(.201)	(.154)
Distributions from net realized gain	(.058)	–	–	–	–
Total distributions	(.187)	(.225)	(.247)	(.201)	(.154)
Net asset value, end of period	$11.83	$11.97	$11.68	$11.28	$11.54
Total ReturnB,C	.40%	4.47%	5.81%	(.51)%	1.09%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.76%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.76%	.76%
Expenses net of all reductions	.75%	.76%	.76%	.76%	.76%
Net investment income (loss)	1.11%	1.93%	2.21%	1.80%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$161,105	$167,201	$167,670	$158,027	$174,571
Portfolio turnover rateF	81%	54%	29%	37%	39%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Limited Term Bond Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.94	$11.65	$11.25	$11.51	$11.54
Income from Investment Operations
Net investment income (loss)A	.039	.134	.162	.117	.075
Net realized and unrealized gain (loss)	(.084)	.289	.396	(.264)	(.039)
Total from investment operations	(.045)	.423	.558	(.147)	.036
Distributions from net investment income	(.037)	(.133)	(.158)	(.113)	(.066)
Distributions from net realized gain	(.058)	–	–	–	–
Total distributions	(.095)	(.133)	(.158)	(.113)	(.066)
Net asset value, end of period	$11.80	$11.94	$11.65	$11.25	$11.51
Total ReturnB,C	(.38)%	3.66%	5.01%	(1.28)%	.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.53%	1.54%	1.54%	1.53%	1.53%
Expenses net of fee waivers, if any	1.53%	1.54%	1.54%	1.53%	1.53%
Expenses net of all reductions	1.53%	1.54%	1.54%	1.53%	1.53%
Net investment income (loss)	.33%	1.15%	1.42%	1.03%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$45,658	$54,337	$47,710	$63,105	$79,249
Portfolio turnover rateF	81%	54%	29%	37%	39%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.00	$11.70	$11.31	$11.56	$11.59
Income from Investment Operations
Net investment income (loss)A	.168	.263	.287	.241	.200
Net realized and unrealized gain (loss)	(.085)	.299	.386	(.254)	(.039)
Total from investment operations	.083	.562	.673	(.013)	.161
Distributions from net investment income	(.165)	(.262)	(.283)	(.237)	(.191)
Distributions from net realized gain	(.058)	–	–	–	–
Total distributions	(.223)	(.262)	(.283)	(.237)	(.191)
Net asset value, end of period	$11.86	$12.00	$11.70	$11.31	$11.56
Total ReturnB	.70%	4.87%	6.04%	(.10)%	1.40%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.41%	2.24%	2.52%	2.11%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$2,245,757	$2,078,737	$1,563,504	$1,333,186	$1,643,205
Portfolio turnover rateE	81%	54%	29%	37%	39%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Limited Term Bond Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.00	$11.70	$11.31	$11.57	$11.60
Income from Investment Operations
Net investment income (loss)A	.162	.257	.282	.236	.194
Net realized and unrealized gain (loss)	(.084)	.299	.386	(.264)	(.039)
Total from investment operations	.078	.556	.668	(.028)	.155
Distributions from net investment income	(.160)	(.256)	(.278)	(.232)	(.185)
Distributions from net realized gain	(.058)	–	–	–	–
Total distributions	(.218)	(.256)	(.278)	(.232)	(.185)
Net asset value, end of period	$11.86	$12.00	$11.70	$11.31	$11.57
Total ReturnB	.66%	4.82%	5.99%	(.24)%	1.36%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%
Net investment income (loss)	1.36%	2.20%	2.47%	2.07%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$871,438	$765,760	$524,068	$522,002	$605,310
Portfolio turnover rateE	81%	54%	29%	37%	39%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Limited Term Bond Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.00	$11.70	$11.28
Income from Investment Operations
Net investment income (loss)B	.179	.273	.273
Net realized and unrealized gain (loss)	(.085)	.299	.415
Total from investment operations	.094	.572	.688
Distributions from net investment income	(.176)	(.272)	(.268)
Distributions from net realized gain	(.058)	–	–
Total distributions	(.234)	(.272)	(.268)
Net asset value, end of period	$11.86	$12.00	$11.70
Total ReturnC,D	.79%	4.97%	6.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	1.50%	2.33%	2.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$301,008	$217,972	$64,672
Portfolio turnover rateH	81%	54%	29%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Advisor Limited Term Bond Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Limited Term Bond Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, U.S. government and government agency obligations and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$61,536,620
Gross unrealized depreciation	(7,250,635)
Net unrealized appreciation (depreciation)	$54,285,985
Tax Cost	$3,979,537,313

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$518,368
Undistributed long-term capital gain	$7,581,538
Net unrealized appreciation (depreciation) on securities and other investments	$54,285,985

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$59,617,516	$ 62,533,473
Long-term Capital Gains	11,641,456	–
Total	$71,258,972	$ 62,533,473

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Limited Term Bond Fund	1,557,053,305	1,202,273,982

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,066,653	$217,643
Class M	-%	.25%	417,960	–
Class C	.75%	.25%	543,644	107,325
			$2,028,257	$324,968

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$68,331
Class M	2,574
Class C(a)	6,074
$76,979

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Fidelity Limited Term Bond Fund and Class Z. FIIOC receives an asset-based fee of Fidelity Limited Term Bond Fund's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$640,245.15
Class M	257,064.15
Class C	97,793.18
Fidelity Limited Term Bond Fund	2,200,353.10
Class I	1,266,404.15
Class Z	137,188.05
	$4,599,047

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Advisor Limited Term Bond Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Limited Term Bond Fund	$1,851

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Limited Term Bond Fund	$2,082	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$109,961

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $809.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Advisor Limited Term Bond Fund
Distributions to shareholders
Class A	$6,530,371	$5,708,175
Class M	2,634,563	3,152,438
Class C	456,115	550,948
Fidelity Limited Term Bond Fund	40,924,384	37,913,350
Class I	15,512,390	12,835,161
Class Z	5,201,149	2,373,401
Total	$71,258,972	$62,533,473

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Advisor Limited Term Bond Fund
Class A
Shares sold	30,813,556	19,599,733	$365,998,551	$230,687,651
Reinvestment of distributions	527,604	465,597	6,266,834	5,461,523
Shares redeemed	(24,481,940)	(12,987,043)	(290,553,923)	(151,961,883)
Net increase (decrease)	6,859,220	7,078,287	$81,711,462	$84,187,291
Class M
Shares sold	4,830,294	6,002,331	$57,449,025	$70,312,183
Reinvestment of distributions	203,025	249,251	2,413,688	2,923,428
Shares redeemed	(5,382,974)	(6,643,207)	(63,949,117)	(77,556,834)
Net increase (decrease)	(349,655)	(391,625)	$(4,086,404)	$(4,321,223)
Class C
Shares sold	1,636,852	2,052,618	$19,432,603	$24,019,949
Reinvestment of distributions	37,847	44,690	449,171	522,357
Shares redeemed	(2,356,258)	(1,642,821)	(27,889,024)	(19,134,786)
Net increase (decrease)	(681,559)	454,487	$(8,007,250)	$5,407,520
Fidelity Limited Term Bond Fund
Shares sold	96,822,514	102,833,997	$1,153,158,372	$1,213,710,119
Reinvestment of distributions	3,084,825	2,845,325	36,734,688	33,464,037
Shares redeemed	(83,769,625)	(66,010,570)	(996,829,196)	(771,304,361)
Net increase (decrease)	16,137,714	39,668,752	$193,063,864	$475,869,795
Class I
Shares sold	34,811,987	37,639,524	$414,714,742	$443,512,546
Reinvestment of distributions	1,195,176	980,937	14,235,110	11,539,991
Shares redeemed	(26,339,655)	(19,577,061)	(313,345,946)	(228,487,907)
Net increase (decrease)	9,667,508	19,043,400	$115,603,906	$226,564,630
Class Z
Shares sold	18,307,134	15,149,089	$218,013,610	$178,044,512
Reinvestment of distributions	288,700	136,719	3,436,830	1,612,705
Shares redeemed	(11,376,791)	(2,642,550)	(135,260,757)	(30,830,917)
Net increase (decrease)	7,219,043	12,643,258	$86,189,683	$148,826,300

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Credit Risk.

The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Limited Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Limited Term Bond Fund (one of the funds constituting Fidelity Advisor Series II, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Advisor Limited Term Bond Fund
Class A	.74%
Actual		$1,000.00	$1,003.30	$3.74
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Class M	.75%
Actual		$1,000.00	$1,002.40	$3.79
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class C	1.52%
Actual		$1,000.00	$999.40	$7.66
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Fidelity Limited Term Bond Fund	.45%
Actual		$1,000.00	$1,004.80	$2.27
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.49%
Actual		$1,000.00	$1,004.50	$2.48
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Class Z	.36%
Actual		$1,000.00	$1,005.20	$1.82
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Limited Term Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Limited Term Bond Fund
Class A	10/11/21	10/08/21	$0.024
Class M	10/11/21	10/08/21	$0.024
Class C	10/11/21	10/08/21	$0.024
Fidelity Limited Term Bond Fund	10/11/21	10/08/21	$0.024
Class I	10/11/21	10/08/21	$0.024
Class Z	10/11/21	10/08/21	$0.024

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $13,875,788, or, if subsequently determined to be different, the net capital gain of such year.

A total of 5.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $51,740,539 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $62,322,679 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

LTB-ANN-1021
1.539398.124

Fidelity Advisor® Mortgage Securities Fund

Annual Report

August 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(4.26)%	1.20%	1.89%
Class M (incl. 4.00% sales charge)	(4.18)%	1.21%	1.90%
Class C (incl. contingent deferred sales charge)	(1.93)%	1.28%	1.72%
Fidelity® Mortgage Securities Fund	0.10%	2.39%	2.66%
Class I	0.16%	2.35%	2.62%
Class Z	0.25%	2.43%	2.66%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mortgage Securities Fund - Class A on August 31, 2011, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. MBS Index performed over the same period.

Period Ending Values
$12,060	Fidelity Advisor® Mortgage Securities Fund - Class A
$12,753	Bloomberg U.S. MBS Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:   For the fiscal year ending August 31, 2021, the fund’s share classes (excluding sales charges, if applicable) posted returns in the range of -0.95% to +0.25%, net of fees, compared with the -0.18 return of the benchmark, the Bloomberg U.S. MBS Index. In managing the fund, we attempted to exploit market inefficiencies and identify attractively valued securities in accordance with our longer-term strategy. We added value by underweighting Fannie Mae and Freddie Mac mortgage-backed securities (MBS) with lower coupons (2.5% and below). Security selection among MBS with higher coupons (3.5% and higher) also aided fund performance, mostly due to our focus on bonds with some resistance to prepayment. Timely ownership of Ginne Mae securities and agency commercial mortgage-backed securities (CMBS) helped on a relative basis, as did positioning in non-agency CMBS. Also, outsized exposure to Single-Asset-Single Borrower (SASB) securities worked to the fund’s advantage because they produced better-than-average price appreciation and generated incremental income. Lastly, owning residential mortgage-backed securities (RMBS) and asset-backed securities (ABS) contributed slightly. Conversely, the fund’s yield-curve positioning detracted from performance versus the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of August 31, 2021

% of fund's investments
Zero coupon bonds	0.0
0.01 - 0.99%	2.3
1 - 1.99%	3.4
2 - 2.99%	24.2
3 - 3.99%	22.5
4 - 4.99%	5.4
5 - 5.99%	0.7
6 - 6.99%	0.2
7% and above	0.1

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
Mortgage Securities	100.9%
CMOs and Other Mortgage Related Securities	8.6%
Asset-Backed Securities	1.1%
Short-Term Investments and Net Other Assets (Liabilities)***	(10.6)%

 * Foreign investments - 0.4%

 ** Futures and Swaps - 13.1%

 *** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 152.0%
	Principal Amount (000s)	Value (000s)
Fannie Mae - 26.6%
12 month U.S. LIBOR + 1.440% 1.779% 4/1/37 (a)(b)	25	26
12 month U.S. LIBOR + 1.460% 2.016% 1/1/35 (a)(b)	17	18
12 month U.S. LIBOR + 1.530% 1.91% 3/1/36 (a)(b)	19	20
12 month U.S. LIBOR + 1.550% 1.803% 6/1/36 (a)(b)	4	4
12 month U.S. LIBOR + 1.640% 1.896% 5/1/36 (a)(b)	61	64
12 month U.S. LIBOR + 1.650% 2% 11/1/36 (a)(b)	7	7
12 month U.S. LIBOR + 1.680% 1.935% 4/1/36 (a)(b)	41	43
12 month U.S. LIBOR + 1.710% 1.95% 8/1/35 (a)(b)	52	54
12 month U.S. LIBOR + 1.730% 1.988% 5/1/36 (a)(b)	6	6
12 month U.S. LIBOR + 1.730% 2.126% 3/1/40 (a)(b)	18	19
12 month U.S. LIBOR + 1.750% 2.111% 7/1/35 (a)(b)	5	6
12 month U.S. LIBOR + 1.750% 2.266% 8/1/41 (a)(b)	17	18
12 month U.S. LIBOR + 1.800% 2.175% 1/1/42 (a)(b)	34	36
12 month U.S. LIBOR + 1.800% 2.24% 12/1/40 (a)(b)	495	523
12 month U.S. LIBOR + 1.810% 2.193% 2/1/42 (a)(b)	18	19
U.S. TREASURY 1 YEAR INDEX + 1.720% 1.725% 7/1/35 (a)(b)	0	0
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.333% 3/1/35 (a)(b)	4	4
U.S. TREASURY 1 YEAR INDEX + 2.270% 2.395% 6/1/36 (a)(b)	56	59
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.417% 10/1/33 (a)(b)	10	10
1.5% 6/1/51	358	353
2% 7/1/50 to 7/1/51	9,122	9,304
2.5% 5/1/31 to 8/1/51	71,003	74,313
3% 8/1/27 to 4/1/51 (c)(d)(e)	115,977	123,096
3.5% 7/1/32 to 5/1/50	79,917	85,481
4% 11/1/31 to 11/1/49	12,971	14,158
4.5% 5/1/25 to 9/1/49	12,944	14,317
5% 8/1/23 to 2/1/49	3,650	4,108
5.261% 8/1/41 (a)	277	312
6.5% 12/1/23 to 5/1/38	232	266
6.612% 2/1/39 (a)	172	190
7% to 7% 7/1/26 to 5/1/30	229	260
7.5% to 7.5% 8/1/22 to 9/1/32	214	250
8% 12/1/29 to 3/1/37	11	13
8.5% 2/1/22 to 3/1/23	1	1
9% 10/1/30	40	47
		327,405
Freddie Mac - 17.8%
12 month U.S. LIBOR + 1.500% 1.91% 3/1/36 (a)(b)	69	73
12 month U.S. LIBOR + 1.750% 2.178% 12/1/40 (a)(b)	215	227
12 month U.S. LIBOR + 1.750% 2.267% 9/1/41 (a)(b)	68	72
12 month U.S. LIBOR + 1.790% 2.168% 4/1/37 (a)(b)	6	6
12 month U.S. LIBOR + 1.890% 2.305% 10/1/42(a)(b)	31	33
12 month U.S. LIBOR + 1.960% 2.211% 6/1/33 (a)(b)	116	123
12 month U.S. LIBOR + 2.040% 2.295% 7/1/36 (a)(b)	31	33
12 month U.S. LIBOR + 2.200% 2.575% 12/1/36 (a)(b)	59	63
6 month U.S. LIBOR + 1.720% 1.97% 8/1/37 (a)(b)	8	8
6 month U.S. LIBOR + 2.020% 2.255% 6/1/37 (a)(b)	162	171
6 month U.S. LIBOR + 2.680% 2.906% 10/1/35 (a)(b)	4	5
U.S. TREASURY 1 YEAR INDEX + 2.230% 2.356% 5/1/34 (a)(b)	2	2
1.5% 11/1/50 to 6/1/51	476	469
2% 6/1/50 to 7/1/51	20,001	20,426
2.5% 6/1/31 to 8/1/51	54,773	57,293
3% 4/1/32 to 6/1/50	33,775	35,844
3.5% 3/1/32 to 4/1/50	48,797	52,547
3.5% 8/1/47	46	49
4% 1/1/36 to 3/1/49	35,244	38,340
4% 4/1/48	32	34
4.5% 7/1/25 to 12/1/48	8,679	9,609
5% 7/1/33 to 7/1/41	1,130	1,273
5.5% 6/1/22	9	9
6% 3/1/24 to 9/1/36	472	545
6.5% 9/1/21 to 9/1/39	546	628
7% 3/1/26 to 9/1/36	312	360
7.5% 1/1/27 to 7/1/34	472	548
		218,790
Ginnie Mae - 36.4%
3% 6/15/42 to 6/20/51	43,434	45,480
3.5% 9/20/40 to 6/20/50	87,954	93,020
4% 7/20/33 to 5/20/49	29,605	32,102
4.5% 8/15/33 to 9/20/46	7,683	8,685
5.5% 12/15/38 to 9/15/39	205	237
6.5% 10/15/34 to 7/15/36	88	102
7% to 7% 2/15/24 to 4/20/32	275	314
7.5% to 7.5% 2/15/22 to 12/15/29	47	53
8% 11/15/21 to 10/15/25	20	21
8.5% 11/15/27 to 10/15/28	26	29
2% 9/1/51 (f)	5,750	5,871
2% 9/1/51 (f)	5,350	5,463
2% 9/1/51 (f)	17,200	17,563
2% 9/1/51 (f)	13,450	13,734
2% 9/1/51 (f)	5,300	5,412
2% 9/1/51 (f)	10,800	11,028
2% 9/1/51 (f)	6,750	6,893
2% 9/1/51 (f)	6,900	7,046
2% 9/1/51 (f)	2,500	2,553
2% 9/1/51 (f)	4,950	5,055
2% 9/1/51 (f)	2,500	2,553
2% 9/1/51 (f)	1,250	1,276
2% 10/1/51 (f)	11,700	11,926
2% 10/1/51 (f)	11,550	11,773
2.5% 1/20/51 to 7/20/51	42,497	44,103
2.5% 9/1/51 (f)	3,750	3,889
2.5% 9/1/51 (f)	2,950	3,059
2.5% 9/1/51 (f)	2,250	2,333
3% 9/1/51 (f)	1,850	1,934
3% 9/1/51 (f)	8,150	8,520
3% 9/1/51 (f)	8,650	9,043
3% 9/1/51 (f)	2,050	2,143
3% 9/1/51 (f)	5,200	5,436
3% 9/1/51 (f)	1,725	1,803
3% 9/1/51 (f)	6,700	7,004
3% 9/1/51 (f)	6,700	7,004
3% 9/1/51 (f)	4,000	4,182
3% 9/1/51 (f)	5,200	5,436
3% 9/1/51 (f)	3,600	3,763
3% 9/1/51 (f)	1,725	1,803
3% 9/1/51 (f)	950	993
3% 10/1/51 (f)	2,600	2,713
3.5% 9/1/51 (f)	5,600	5,893
3.5% 9/1/51 (f)	100	105
3.5% 9/1/51 (f)	500	526
3.5% 9/1/51 (f)	1,000	1,052
3.5% 9/1/51 (f)	100	105
3.5% 9/1/51 (f)	1,250	1,315
3.5% 9/1/51 (f)	100	105
3.5% 9/1/51 (f)	750	789
3.5% 9/1/51 (f)	400	421
3.5% 9/1/51 (f)	1,200	1,263
3.5% 9/1/51 (f)	1,150	1,210
3.5% 9/1/51 (f)	450	474
3.5% 9/1/51 (f)	250	263
3.5% 9/1/51 (f)	1,250	1,315
3.5% 9/1/51 (f)	500	526
3.5% 9/1/51 (f)	500	526
3.5% 9/1/51 (f)	500	526
3.5% 9/1/51 (f)	5,200	5,472
4% 9/1/51 (f)	18,300	19,387
5% 9/20/33 to 4/20/48	2,166	2,458
		447,081
Uniform Mortgage Backed Securities - 71.2%
1.5% 9/1/36 (f)	3,900	3,961
1.5% 9/1/36 (f)	7,800	7,923
1.5% 9/1/51 (f)	7,500	7,372
1.5% 9/1/51 (f)	4,900	4,816
1.5% 9/1/51 (f)	5,300	5,210
1.5% 9/1/51 (f)	5,200	5,111
1.5% 9/1/51 (f)	3,500	3,440
1.5% 9/1/51 (f)	1,800	1,769
1.5% 9/1/51 (f)	14,200	13,958
1.5% 9/1/51 (f)	3,600	3,539
1.5% 9/1/51 (f)	3,100	3,047
1.5% 9/1/51 (f)	5,300	5,210
1.5% 9/1/51 (f)	11,200	11,009
1.5% 9/1/51 (f)	10,450	10,272
1.5% 9/1/51 (f)	500	491
1.5% 10/1/51 (f)	7,500	7,359
1.5% 10/1/51 (f)	6,050	5,936
1.5% 10/1/51 (f)	3,400	3,336
1.5% 10/1/51 (f)	7,900	7,751
2% 9/1/36 (f)	5,900	6,106
2% 9/1/51 (f)	16,850	17,090
2% 9/1/51 (f)	16,800	17,039
2% 9/1/51 (f)	16,800	17,039
2% 9/1/51 (f)	7,650	7,759
2% 9/1/51 (f)	7,650	7,759
2% 9/1/51 (f)	15,300	15,518
2% 9/1/51 (f)	16,100	16,329
2% 9/1/51 (f)	20,550	20,843
2% 9/1/51 (f)	15,900	16,126
2% 9/1/51 (f)	17,800	18,054
2% 9/1/51 (f)	17,175	17,420
2% 9/1/51 (f)	9,600	9,737
2% 9/1/51 (f)	8,575	8,697
2% 9/1/51 (f)	5,100	5,173
2% 9/1/51 (f)	3,150	3,195
2% 9/1/51 (f)	3,150	3,195
2% 9/1/51 (f)	11,400	11,562
2% 9/1/51 (f)	12,450	12,627
2% 9/1/51 (f)	5,450	5,528
2% 9/1/51 (f)	16,850	17,090
2% 10/1/51 (f)	16,850	17,058
2% 10/1/51 (f)	16,750	16,957
2% 10/1/51 (f)	14,800	14,983
2% 10/1/51 (f)	8,600	8,706
2% 10/1/51 (f)	8,600	8,706
2% 10/1/51 (f)	16,450	16,653
2% 10/1/51 (f)	16,850	17,058
2% 10/1/51 (f)	16,750	16,957
2.5% 9/1/51 (f)	8,950	9,297
2.5% 9/1/51 (f)	15,300	15,893
2.5% 9/1/51 (f)	13,700	14,231
2.5% 9/1/51 (f)	6,850	7,115
2.5% 9/1/51 (f)	10,200	10,595
2.5% 9/1/51 (f)	3,475	3,610
2.5% 9/1/51 (f)	2,375	2,467
2.5% 9/1/51 (f)	8,600	8,933
2.5% 9/1/51 (f)	2,100	2,181
2.5% 9/1/51 (f)	6,500	6,752
2.5% 9/1/51 (f)	4,150	4,311
2.5% 9/1/51 (f)	11,300	11,738
2.5% 10/1/51 (f)	14,800	15,343
2.5% 10/1/51 (f)	16,450	17,054
3% 9/1/51 (f)	4,100	4,289
3% 9/1/51 (f)	50	52
3% 9/1/51 (f)	9,100	9,519
3% 9/1/51 (f)	5,450	5,701
3% 9/1/51 (f)	5,350	5,596
3% 9/1/51 (f)	950	994
3% 9/1/51 (f)	4,050	4,236
3% 9/1/51 (f)	9,400	9,833
3% 9/1/51 (f)	29,850	31,224
3% 9/1/51 (f)	4,500	4,707
3% 9/1/51 (f)	5,450	5,701
3% 9/1/51 (f)	5,450	5,701
3% 9/1/51 (f)	29,850	31,224
3% 10/1/51 (f)	950	993
3% 10/1/51 (f)	29,850	31,207
3% 10/1/51 (f)	950	993
3% 10/1/51 (f)	29,850	31,207
3.5% 9/1/51 (f)	4,900	5,183
3.5% 9/1/51 (f)	1,000	1,058
3.5% 9/1/51 (f)	5,600	5,924
3.5% 9/1/51 (f)	24,800	26,234
3.5% 9/1/51 (f)	12,950	13,699
3.5% 9/1/51 (f)	10,100	10,684
3.5% 9/1/51 (f)	3,900	4,125
3.5% 10/1/51 (f)	12,550	13,283
		875,361
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $1,856,586)		1,868,637

Asset-Backed Securities - 1.1%
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (g)	$450	$451
Ajax Mortgage Loan Trust Series 2021-C Class A, 2.115% 1/25/61 (g)	816	816
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (g)	924	925
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.4344% 10/25/37 (a)(b)(g)	1,366	1,378
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (g)	487	491
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (g)	1,267	1,269
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(g)	792	792
GMF Floorplan Owner Revolving Trust Series 2018-4 Class A2, 1 month U.S. LIBOR + 0.410% 0.5055% 9/15/23 (a)(b)(g)	325	325
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (g)(h)	21	20
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (g)	291	299
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (g)	985	985
North Carolina State Ed Assistance Auth. Student Loan Rev. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.800% 0.9253% 7/25/25 (a)(b)	10	10
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (g)	1,998	2,031
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.7158% 3/25/58 (a)(g)	1,232	1,301
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (g)	125	125
Series 2021-2 Class A, 0.91% 6/20/31 (g)	1,833	1,835
TOTAL ASSET-BACKED SECURITIES
(Cost $12,923)		13,053

Collateralized Mortgage Obligations - 3.9%
Private Sponsor - 1.5%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (g)	4,950	5,027
BCAP LLC Trust sequential payer Series 2012-RR5 Class 8A5, 0.4836% 7/26/36 (a)(g)	24	23
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(g)	823	823
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (g)	921	921
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (g)	644	645
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (a)(g)	775	775
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.3816% 5/27/37 (a)(b)(g)	$759	$746
Series 2014-3R Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (a)(b)(g)(h)	141	0
CSMC Trust sequential payer Series 2020-RPL4 Class A1, 2% 1/25/60 (g)	399	406
Ginnie Mae guaranteed REMIC pass-thru certificates floater Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.5384% 2/20/49 (a)(b)	900	912
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(g)	2,972	3,022
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (g)	945	945
Preston Ridge Partners Mortgage Trust Series 2021-RPL1 Class A1, 1.319% 7/25/51 (g)	463	464
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/50 (g)	1,400	1,419
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(g)	861	862
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.7244% 9/25/43 (a)(b)	883	872
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 2.4002% 9/25/33 (a)	118	118
		17,980
U.S. Government Agency - 2.4%
Fannie Mae:
floater Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 8.0156% 12/25/33 (a)(i)(j)	89	23
planned amortization class:
Series 1999-17 Class PG, 6% 4/25/29	119	132
Series 1999-32 Class PL, 6% 7/25/29	135	150
Series 1999-33 Class PK, 6% 7/25/29	93	104
Series 2001-52 Class YZ, 6.5% 10/25/31	14	16
Series 2005-39 Class TE, 5% 5/25/35	212	237
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.3306% 8/25/35 (a)(j)	9	12
Series 2012-149:
Class DA, 1.75% 1/25/43	101	103
Class GA, 1.75% 6/25/42	109	112
sequential payer:
Series 2001-20 Class Z, 6% 5/25/31	129	144
Series 2001-31 Class ZC, 6.5% 7/25/31	53	60
Series 2002-16 Class ZD, 6.5% 4/25/32	24	28
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.4656% 11/25/32 (a)(i)(j)	43	6
Series 2012-67 Class AI, 4.5% 7/25/27 (i)	89	5
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.5556% 12/25/36 (a)(i)(j)	57	15
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.3556% 5/25/37 (a)(i)(j)	32	7
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.5611% 9/25/23 (a)(j)	3	3
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 8.0156% 3/25/33 (a)(i)(j)	22	5
Series 2005-79 Class ZC, 5.9% 9/25/35	176	202
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 40.1137% 6/25/37 (a)(j)	114	237
Series 2007-66 Class SB, 39.600% - 1 month U.S. LIBOR 39.0937% 7/25/37 (a)(j)	30	55
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.2656% 3/25/38 (a)(i)(j)	164	34
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.9656% 12/25/40 (a)(i)(j)	166	31
Class ZA, 4.5% 12/25/40	59	66
Series 2010-139 Class NI, 4.5% 2/25/40 (i)	102	5
Series 2010-150 Class ZC, 4.75% 1/25/41	636	720
Series 2010-95 Class ZC, 5% 9/25/40	1,336	1,499
Series 2011-4 Class PZ, 5% 2/25/41	225	275
Series 2011-67 Class AI, 4% 7/25/26 (i)	28	1
Series 2011-83 Class DI, 6% 9/25/26 (i)	7	0
Series 2012-100 Class WI, 3% 9/25/27 (i)	367	26
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.5656% 12/25/30 (a)(i)(j)	88	5
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.4656% 6/25/41 (a)(i)(j)	75	3
Series 2013-133 Class IB, 3% 4/25/32 (i)	183	6
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.9656% 1/25/44 (a)(i)(j)	114	21
Series 2013-51 Class GI, 3% 10/25/32 (i)	129	9
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.6356% 6/25/35 (a)(i)(j)	173	32
Series 2015-42 Class IL, 6% 6/25/45 (i)	672	130
Series 2015-70 Class JC, 3% 10/25/45	853	902
Series 2017-30 Class AI, 5.5% 5/25/47 (i)	382	74
Fannie Mae Stripped Mortgage-Backed Securities:
Series 348 Class 14, 6.5% 8/25/34 (a)(i)	50	11
Series 351:
Class 12, 5.5% 4/25/34 (a)(i)	31	6
Class 13, 6% 3/25/34 (i)	44	8
Series 359 Class 19, 6% 7/25/35 (a)(i)	27	5
Series 384 Class 6, 5% 7/25/37 (i)	90	16
Freddie Mac:
planned amortization class:
Series 2095 Class PE, 6% 11/15/28	147	163
Series 2104 Class PG, 6% 12/15/28	44	49
Series 2121 Class MG, 6% 2/15/29	55	61
Series 2154 Class PT, 6% 5/15/29	108	121
Series 2162 Class PH, 6% 6/15/29	15	16
Series 2520 Class BE, 6% 11/15/32	89	102
Series 2693 Class MD, 5.5% 10/15/33	1,415	1,607
Series 2802 Class OB, 6% 5/15/34	222	249
Series 3002 Class NE, 5% 7/15/35	137	153
Series 3189 Class PD, 6% 7/15/36	120	140
Series 3415 Class PC, 5% 12/15/37	41	46
Series 3786 Class HI, 4% 3/15/38 (i)	26	0
Series 3806 Class UP, 4.5% 2/15/41	250	266
Series 3832 Class PE, 5% 3/15/41	594	663
Series 4135 Class AB, 1.75% 6/15/42	82	84
sequential payer:
Series 2114 Class ZM, 6% 1/15/29	20	23
Series 2135 Class JE, 6% 3/15/29	79	88
Series 2274 Class ZM, 6.5% 1/15/31	44	49
Series 2281 Class ZB, 6% 3/15/30	29	32
Series 2357 Class ZB, 6.5% 9/15/31	86	99
Series 2502 Class ZC, 6% 9/15/32	81	92
Series 3871 Class KB, 5.5% 6/15/41	508	591
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.5045% 2/15/36 (a)(i)(j)	38	8
Series 1658 Class GZ, 7% 1/15/24	45	48
Series 2013-4281 Class AI, 4% 12/15/28 (i)	182	7
Series 2017-4683 Class LM, 3% 5/15/47	773	817
Series 2380 Class SY, 8.200% - 1 month U.S. LIBOR 8.1045% 11/15/31 (a)(i)(j)	244	29
Series 2587 Class IM, 6.5% 3/15/33 (i)	42	8
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 46.1793% 8/15/24 (a)(j)	0	0
Class SD, 86.400% - 1 month U.S. LIBOR 85.2085% 8/15/24 (a)(j)	0	0
Series 2933 Class ZM, 5.75% 2/15/35	413	481
Series 2935 Class ZK, 5.5% 2/15/35	489	546
Series 2947 Class XZ, 6% 3/15/35	222	256
Series 2996 Class ZD, 5.5% 6/15/35	285	329
Series 3237 Class C, 5.5% 11/15/36	398	453
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.5645% 11/15/36 (a)(i)(j)	137	32
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.6545% 3/15/37 (a)(i)(j)	202	49
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.6645% 4/15/37 (a)(i)(j)	281	64
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.4845% 6/15/37 (a)(i)(j)	124	25
Series 3949 Class MK, 4.5% 10/15/34	97	107
Series 3955 Class YI, 3% 11/15/21 (i)	6	0
Series 4055 Class BI, 3.5% 5/15/31 (i)	188	8
Series 4149 Class IO, 3% 1/15/33 (i)	66	7
Series 4314 Class AI, 5% 3/15/34 (i)	68	4
Series 4427 Class LI, 3.5% 2/15/34 (i)	399	30
Series 4471 Class PA 4% 12/15/40	599	641
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	57	64
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	1,051	1,142
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57	269	291
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5945% 6/16/37 (a)(i)(j)	67	15
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.4161% 7/20/60 (a)(b)(k)	160	160
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.4029% 9/20/60 (a)(b)(k)	195	195
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.4029% 8/20/60 (a)(b)(k)	181	181
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 4/20/61 (a)(b)(k)	64	65
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7529% 5/20/61 (a)(b)(k)	5	5
Series 2019-11 Class F, 1 month U.S. LIBOR + 0.400% 0.4884% 1/20/49 (a)(b)	254	257
Series 2019-128 Class FH, 1 month U.S. LIBOR + 0.500% 0.5884% 10/20/49 (a)(b)	452	456
Series 2019-153 Class FB, 1 month U.S. LIBOR + 0.450% 0.5384% 12/20/49 (a)(b)	1,965	1,984
Series 2019-65 Class BF, 1 month U.S. LIBOR + 0.400% 0.4884% 5/20/49 (a)(b)	208	211
Series 2019-98 Class FN, 1 month U.S. LIBOR + 0.500% 0.5884% 8/20/49 (a)(b)	659	667
Series 2020-32 Class GF, 1 month U.S. LIBOR + 0.400% 0.4884% 3/20/50 (a)(b)	1,850	1,864
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.8232% 12/20/40 (a)(j)	574	684
Series 2011-136 Class WI, 4.5% 5/20/40 (i)	39	3
Series 2016-69 Class WA, 3% 2/20/46	329	349
Series 2017-134 Class BA, 2.5% 11/20/46	133	138
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	203	226
Series 2010-160 Class DY, 4% 12/20/40	1,068	1,157
Series 2010-170 Class B, 4% 12/20/40	240	261
Series 2017-139 Class BA, 3% 9/20/47	1,405	1,501
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.4045% 5/16/34 (a)(i)(j)	122	23
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.1045% 8/17/34 (a)(i)(j)	42	9
Series 2011-52 Class HI, 7% 4/16/41 (i)	493	94
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.6045% 6/16/42 (a)(i)(j)	221	46
Series 2013-124 Class ES, 8.667% - 1 month U.S. LIBOR 8.5488% 4/20/39 (a)(j)	24	24
Series 2013-149 Class MA, 2.5% 5/20/40	1,116	1,148
Series 2015-H13 Class HA, 2.5% 8/20/64 (k)	41	42
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.43% 8/20/66 (a)(b)(k)	2,448	2,426
		29,872
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $46,907)		47,852

Commercial Mortgage Securities - 4.7%
BAMLL Commercial Mortgage Securities Trust:
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (a)(b)(g)	959	974
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (g)	525	547
Series 2019-BPR Class BNM, 3.465% 11/5/32 (g)	118	118
BANK Series 2021-BN33 Class XA, 1.1766% 5/15/64 (a)(i)	7,339	591
Benchmark Mortgage Trust Series 2019-B14 Class XA, 0.9105% 12/15/62 (a)(i)	7,272	333
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (a)(b)(g)	550	556
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 0.85% 9/15/26 (a)(b)(g)	1,525	1,525
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (a)(b)(g)	390	390
Class B, 1 month U.S. LIBOR + 1.250% 1.3455% 11/15/36 (a)(b)(g)	500	500
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(g)	1,299	1,299
Citigroup Commercial Mortgage Trust:
Series 2015-GC33 Class XA, 1.0341% 9/10/58 (a)(i)	16,689	509
Series 2016-P6 Class XA, 0.8588% 12/10/49 (a)(i)	16,513	389
COMM Mortgage Trust:
sequential payer Series 2013-CR7 Class AM, 3.314% 3/10/46 (g)	304	315
Series 2014-CR20 Class XA, 1.1515% 11/10/47 (a)(i)	3,885	106
Series 2014-LC17 Class XA, 0.8809% 10/10/47 (a)(i)	12,635	222
Series 2014-UBS6 Class XA, 1.0257% 12/10/47 (a)(i)	10,056	227
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 0.976% 12/15/31 (a)(b)(g)	329	329
Credit Suisse Mortgage Trust Series 2018-SITE Class A, 4.284% 4/15/36 (g)	672	707
Freddie Mac floater:
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (a)(b)	6,100	6,105
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (a)(b)	5,000	5,004
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (a)(b)	6,200	6,200
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.546% 9/15/31 (a)(b)(g)	9,113	9,070
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.19% 10/15/31 (a)(b)(g)	562	562
Series 2014-GC20 Class XA, 1.1577% 4/10/47 (a)(i)	3,329	70
Series 2015-GC34 Class XA, 1.3748% 10/10/48 (a)(i)	8,138	337
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14 Class A/S, 4.4093% 8/15/46	700	736
Series 2014-C19 Class XA, 0.8157% 4/15/47 (a)(i)	2,849	43
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A/S, 4.1166% 5/15/45	200	203
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (g)	899	951
Class XAFX, 1.2948% 7/5/33 (a)(g)(i)	7,720	142
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(g)	1,443	1,444
Merit floater Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 7/15/38 (a)(b)(g)	673	673
MHC Commercial Mortgage Trust floater sequential payer Series 2021-MHC Class A, 1 month U.S. LIBOR + 0.800% 0.8965% 4/15/38 (a)(b)(g)	7,000	7,004
Morgan Stanley BAML Trust Series 2015-C25 Class XA, 1.1987% 10/15/48 (a)(i)	9,714	330
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 0.946% 8/15/33 (a)(b)(g)	2,179	2,179
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (g)	1,140	1,196
Series 2019-MEAD Class B, 3.283% 11/10/36 (a)(g)	165	170
Series 2021-L6 Class XA, 1.3563% 6/15/54 (i)	2,207	194
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (a)(b)(g)	329	328
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.1739% 12/15/50 (a)(i)	12,890	620
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8865% 4/10/46 (a)(b)(g)	1,180	1,178
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (a)(b)(g)	925	928
sequential payer Series 2016-LC24 Class A3, 2.684% 10/15/49	900	949
Series 2015-C31 Class XA, 1.1239% 11/15/48 (a)(i)	8,376	283
Series 2017-C42 Class XA, 1.0289% 12/15/50 (a)(i)	15,381	724
Series 2018-C46 Class XA, 1.1018% 8/15/51 (a)(i)	10,155	442
WF-RBS Commercial Mortgage Trust:
Series 2014-C24 Class XA, 0.9977% 11/15/47 (a)(i)	6,078	140
Series 2014-LC14 Class XA, 1.4285% 3/15/47 (a)(i)	6,188	153
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $58,017)		57,995
	Shares	Value (000s)

Money Market Funds - 26.5%
Fidelity Cash Central Fund 0.06% (l)
(Cost $325,834)	325,768,574	325,834
TOTAL INVESTMENT IN SECURITIES - 188.2%
(Cost $2,300,267)		2,313,371
NET OTHER ASSETS (LIABILITIES) - (88.2)%		(1,084,183)
NET ASSETS - 100%		$1,229,188

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Ginnie Mae
2% 9/1/51	$(11,700)	$(11,947)
2% 9/1/51	(11,550)	(11,794)
2.5% 9/1/51	(8,950)	(9,281)
3% 9/1/51	(1,850)	(1,934)
3% 9/1/51	(8,150)	(8,520)
3% 9/1/51	(8,650)	(9,043)
3% 9/1/51	(2,050)	(2,143)
3% 9/1/51	(5,200)	(5,436)
3% 9/1/51	(1,725)	(1,803)
3% 9/1/51	(9,100)	(9,513)
3% 9/1/51	(5,450)	(5,697)
3% 9/1/51	(5,350)	(5,593)
4% 9/1/51	(18,300)	(19,387)

TOTAL GINNIE MAE		(102,091)

Uniform Mortgage Backed Securities
1.5% 9/1/51	(7,500)	(7,372)
1.5% 9/1/51	(7,500)	(7,372)
1.5% 9/1/51	(500)	(491)
1.5% 9/1/51	(300)	(295)
1.5% 9/1/51	(50)	(49)
1.5% 9/1/51	(6,050)	(5,947)
1.5% 9/1/51	(3,400)	(3,342)
1.5% 9/1/51	(7,900)	(7,765)
1.5% 9/1/51	(3,100)	(3,047)
1.5% 9/1/51	(5,300)	(5,210)
1.5% 9/1/51	(11,200)	(11,009)
1.5% 9/1/51	(10,450)	(10,272)
1.5% 9/1/51	(500)	(491)
2% 9/1/51	(5,450)	(5,528)
2% 9/1/51	(16,850)	(17,090)
2% 9/1/51	(16,750)	(16,989)
2% 9/1/51	(16,850)	(17,090)
2% 9/1/51	(16,850)	(17,090)
2% 9/1/51	(16,850)	(17,090)
2% 9/1/51	(16,750)	(16,989)
2% 9/1/51	(14,800)	(15,011)
2% 9/1/51	(2,600)	(2,637)
2% 9/1/51	(8,600)	(8,722)
2% 9/1/51	(8,600)	(8,722)
2% 9/1/51	(16,450)	(16,684)
2% 9/1/51	(1,750)	(1,775)
2% 9/1/51	(12,450)	(12,627)
2% 9/1/51	(5,450)	(5,528)
2.5% 9/1/51	(14,800)	(15,374)
2.5% 9/1/51	(4,900)	(5,090)
2.5% 9/1/51	(8,950)	(9,297)
2.5% 9/1/51	(16,450)	(17,087)
2.5% 9/1/51	(4,150)	(4,311)
2.5% 9/1/51	(11,300)	(11,738)
3% 9/1/51	(5,450)	(5,701)
3% 9/1/51	(5,450)	(5,701)
3% 9/1/51	(29,850)	(31,222)
3% 9/1/51	(950)	(994)
3% 9/1/51	(3,200)	(3,347)
3% 9/1/51	(9,100)	(9,519)
3% 9/1/51	(5,450)	(5,701)
3% 9/1/51	(5,350)	(5,596)
3% 9/1/51	(650)	(680)
3% 9/1/51	(300)	(314)
3% 9/1/51	(4,050)	(4,236)
3% 9/1/51	(9,400)	(9,833)
3% 9/1/51	(29,850)	(31,226)
3% 9/1/51	(4,500)	(4,707)
3% 10/1/51	(950)	(993)
3% 10/1/51	(29,850)	(31,207)
3% 10/1/51	(950)	(993)
3% 10/1/51	(29,850)	(31,207)
3.5% 9/1/51	(4,900)	(5,183)
3.5% 9/1/51	(1,000)	(1,058)
3.5% 9/1/51	(5,600)	(5,924)
3.5% 9/1/51	(3,300)	(3,491)
3.5% 9/1/51	(12,550)	(13,276)
3.5% 9/1/51	(3,400)	(3,595)
3.5% 9/1/51	(5,200)	(5,501)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(526,336)

TOTAL TBA SALE COMMITMENTS
(Proceeds $627,967)		$(628,427)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	78	Dec. 2021	$10,409	$15	$15
CBOT 2-Year U.S. Treasury Note Contracts (United States)	508	Dec. 2021	111,927	(72)	(72)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	197	Dec. 2021	24,373	(17)	(17)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	75	Dec. 2021	12,223	33	33
TOTAL FUTURES CONTRACTS					$(41)

The notional amount of futures sold as a percentage of Net Assets is 12.9%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $193,814,000.

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)	Unrealized Appreciation/(Depreciation) (000s)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$19,150	$(104)	$0	$(104)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	2,270	(12)	(31)	(43)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,210	(6)	(33)	(39)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	2,200	(12)	(24)	(36)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,100	(6)	4	(2)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	4,200	(23)	(32)	(55)
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	790	(2)	5	3
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,230	(7)	15	8
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	1,270	(2)	3	1
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	2,880	(5)	(4)	(9)
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	1,570	(3)	8	5
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,720	(3)	9	6
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,000	(2)	2	0

TOTAL CREDIT DEFAULT SWAPS						$(187)	$(78)	$(265)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2023	$37,381	$38	$0	$38
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2026	11,075	120	0	120
3-month LIBOR(3)	Quarterly	1%	Semi - annual	LCH	Sep. 2031	4,491	2	0	2
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2051	837	62	0	62

TOTAL INTEREST RATE SWAPS							$222	$0	$222

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $92,660,000.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $913,000.

 (d) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $234,000.

 (e) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $623,000.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $62,206,000 or 5.1% of net assets.

 (h) Level 3 security

 (i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (j) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (k) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$117,546	$1,308,738	$1,100,446	$215	$(4)	$--	$325,834	0.5%
Total	$117,546	$1,308,738	$1,100,446	$215	$(4)	$--	$325,834

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
U.S. Government Agency - Mortgage Securities	$1,868,637	$--	$1,868,637	$--
Asset-Backed Securities	13,053	--	13,033	20
Collateralized Mortgage Obligations	47,852	--	47,852	--
Commercial Mortgage Securities	57,995	--	57,995	--
Money Market Funds	325,834	325,834	--	--
Total Investments in Securities:	$2,313,371	$325,834	$1,987,517	$20
Derivative Instruments:
Assets
Futures Contracts	$48	$48	$--	$--
Swaps	222	--	222	--
Total Assets	$270	$48	$222	$--
Liabilities
Futures Contracts	$(89)	$(89)	$--	$--
Swaps	(187)	--	(187)	--
Total Liabilities	$(276)	$(89)	$(187)	$--
Total Derivative Instruments:	$(6)	$(41)	$35	$--
Other Financial Instruments:
TBA Sale Commitments	$(628,427)	$--	$(628,427)	$--
Total Other Financial Instruments:	$(628,427)	$--	$(628,427)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Credit Risk
Swaps(a)	$0	$(187)
Total Credit Risk	0	(187)
Interest Rate Risk
Futures Contracts(b)	48	(89)
Swaps(c)	222	(0)
Total Interest Rate Risk	270	(89)
Total Value of Derivatives	$270	$(276)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,974,433)	$1,987,537
Fidelity Central Funds (cost $325,834)	325,834
Total Investment in Securities (cost $2,300,267)		$2,313,371
Receivable for investments sold		31,794
Receivable for TBA sale commitments		627,967
Receivable for fund shares sold		1,384
Interest receivable		2,265
Distributions receivable from Fidelity Central Funds		14
Receivable for daily variation margin on futures contracts		53
Receivable for daily variation margin on centrally cleared OTC swaps		5
Receivable from investment adviser for expense reductions		4
Total assets		2,976,857
Liabilities
Payable for investments purchased
Regular delivery	$22,505
Delayed delivery	1,094,747
TBA sale commitments, at value	628,427
Payable for fund shares redeemed	1,328
Bi-lateral OTC swaps, at value	187
Accrued management fee	304
Distribution and service plan fees payable	13
Other affiliated payables	158
Total liabilities		1,747,669
Net Assets		$1,229,188
Net Assets consist of:
Paid in capital		$1,220,065
Total accumulated earnings (loss)		9,123
Net Assets		$1,229,188
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($33,438 ÷ 2,909 shares)(a)		$11.49
Maximum offering price per share (100/96.00 of $11.49)		$11.97
Class M:
Net Asset Value and redemption price per share ($12,070 ÷ 1,048 shares)(a)		$11.52
Maximum offering price per share (100/96.00 of $11.52)		$12.00
Class C:
Net Asset Value and offering price per share ($3,701 ÷ 324 shares)(a)		$11.42
Fidelity Mortgage Securities Fund:
Net Asset Value, offering price and redemption price per share ($1,002,528 ÷ 86,876 shares)		$11.54
Class I:
Net Asset Value, offering price and redemption price per share ($50,695 ÷ 4,410 shares)		$11.50
Class Z:
Net Asset Value, offering price and redemption price per share ($126,756 ÷ 11,013 shares)		$11.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Interest		$9,539
Income from Fidelity Central Funds		215
Total income		9,754
Expenses
Management fee	$3,783
Transfer agent fees	1,282
Distribution and service plan fees	167
Fund wide operations fee	657
Independent trustees' fees and expenses	3
Total expenses before reductions	5,892
Expense reductions	(43)
Total expenses after reductions		5,849
Net investment income (loss)		3,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,468
Fidelity Central Funds	(4)
Futures contracts	1,767
Swaps	(473)
Written options	(75)
Total net realized gain (loss)		7,683
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(11,399)
Futures contracts	(193)
Swaps	551
Written options	(51)
Delayed delivery commitments	(386)
Total change in net unrealized appreciation (depreciation)		(11,478)
Net gain (loss)		(3,795)
Net increase (decrease) in net assets resulting from operations		$110

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,905	$15,615
Net realized gain (loss)	7,683	16,004
Change in net unrealized appreciation (depreciation)	(11,478)	7,462
Net increase (decrease) in net assets resulting from operations	110	39,081
Distributions to shareholders	(15,752)	(18,494)
Share transactions - net increase (decrease)	303,327	24,693
Total increase (decrease) in net assets	287,685	45,280
Net Assets
Beginning of period	941,503	896,223
End of period	$1,229,188	$941,503

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Mortgage Securities Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.66	$11.37	$10.89	$11.30	$11.44
Income from Investment Operations
Net investment income (loss)A	(.002)	.174	.257	.226	.185
Net realized and unrealized gain (loss)	(.029)	.330	.465	(.353)	(.124)
Total from investment operations	(.031)	.504	.722	(.127)	.061
Distributions from net investment income	(.028)B	(.214)	(.242)	(.283)	(.201)
Distributions from net realized gain	(.111)B	–	–	–	–
Total distributions	(.139)	(.214)	(.242)	(.283)	(.201)
Net asset value, end of period	$11.49	$11.66	$11.37	$10.89	$11.30
Total ReturnC,D	(.27)%	4.49%	6.73%	(1.13)%	.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.79%	.80%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.80%	.79%	.79%
Expenses net of all reductions	.78%	.79%	.80%	.79%	.79%
Net investment income (loss)	(.01)%	1.51%	2.33%	2.05%	1.64%
Supplemental Data
Net assets, end of period (in millions)	$33	$29	$29	$27	$35
Portfolio turnover rateG	1,032%	741%H	680%H	363%	357%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mortgage Securities Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.40	$10.91	$11.32	$11.46
Income from Investment Operations
Net investment income (loss)A	(.003)	.173	.257	.226	.184
Net realized and unrealized gain (loss)	(.018)	.321	.475	(.354)	(.123)
Total from investment operations	(.021)	.494	.732	(.128)	.061
Distributions from net investment income	(.028)B	(.214)	(.242)	(.282)	(.201)
Distributions from net realized gain	(.111)B	–	–	–	–
Total distributions	(.139)	(.214)	(.242)	(.282)	(.201)
Net asset value, end of period	$11.52	$11.68	$11.40	$10.91	$11.32
Total ReturnC,D	(.18)%	4.38%	6.80%	(1.13)%	.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.80%	.81%	.80%	.79%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.80%	.79%
Expenses net of all reductions	.79%	.80%	.81%	.80%	.79%
Net investment income (loss)	(.02)%	1.51%	2.33%	2.04%	1.63%
Supplemental Data
Net assets, end of period (in millions)	$12	$14	$15	$15	$20
Portfolio turnover rateG	1,032%	741%H	680%H	363%	357%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mortgage Securities Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.64	$11.36	$10.87	$11.28	$11.42
Income from Investment Operations
Net investment income (loss)A	(.092)	.084	.177	.144	.100
Net realized and unrealized gain (loss)	(.018)	.320	.473	(.353)	(.123)
Total from investment operations	(.110)	.404	.650	(.209)	(.023)
Distributions from net investment income	(.007)B	(.124)	(.160)	(.201)	(.117)
Distributions from net realized gain	(.103)B	–	–	–	–
Total distributions	(.110)	(.124)	(.160)	(.201)	(.117)
Net asset value, end of period	$11.42	$11.64	$11.36	$10.87	$11.28
Total ReturnC,D	(.95)%	3.59%	6.04%	(1.86)%	(.19)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.56%	1.58%	1.54%	1.54%	1.54%
Expenses net of fee waivers, if any	1.56%	1.58%	1.54%	1.54%	1.54%
Expenses net of all reductions	1.56%	1.58%	1.54%	1.54%	1.54%
Net investment income (loss)	(.80)%	.73%	1.61%	1.30%	.89%
Supplemental Data
Net assets, end of period (in millions)	$4	$6	$5	$9	$13
Portfolio turnover rateG	1,032%	741%H	680%H	363%	357%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mortgage Securities Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.69	$11.40	$10.91	$11.33	$11.47
Income from Investment Operations
Net investment income (loss)A	.037	.214	.298	.264	.223
Net realized and unrealized gain (loss)	(.025)	.331	.474	(.363)	(.123)
Total from investment operations	.012	.545	.772	(.099)	.100
Distributions from net investment income	(.042)B	(.255)	(.282)	(.321)	(.240)
Distributions from net realized gain	(.120)B	–	–	–	–
Total distributions	(.162)	(.255)	(.282)	(.321)	(.240)
Net asset value, end of period	$11.54	$11.69	$11.40	$10.91	$11.33
Total ReturnC	.10%	4.84%	7.19%	(.87)%	.90%
Ratios to Average Net AssetsD,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.32%	1.86%	2.69%	2.39%	1.98%
Supplemental Data
Net assets, end of period (in millions)	$1,003	$819	$696	$894	$926
Portfolio turnover rateF	1,032%	741%G	680%G	363%	357%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mortgage Securities Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.64	$11.36	$10.87	$11.28	$11.43
Income from Investment Operations
Net investment income (loss)A	.030	.211	.292	.259	.218
Net realized and unrealized gain (loss)	(.012)	.319	.475	(.353)	(.134)
Total from investment operations	.018	.530	.767	(.094)	.084
Distributions from net investment income	(.040)B	(.250)	(.277)	(.316)	(.234)
Distributions from net realized gain	(.118)B	–	–	–	–
Total distributions	(.158)	(.250)	(.277)	(.316)	(.234)
Net asset value, end of period	$11.50	$11.64	$11.36	$10.87	$11.28
Total ReturnC	.16%	4.72%	7.17%	(.83)%	.76%
Ratios to Average Net AssetsD,E
Expenses before reductions	.51%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.51%	.48%	.49%	.49%	.49%
Net investment income (loss)	.26%	1.82%	2.65%	2.35%	1.94%
Supplemental Data
Net assets, end of period (in millions)	$51	$23	$47	$56	$73
Portfolio turnover rateF	1,032%	741%G	680%G	363%	357%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mortgage Securities Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.65	$11.37	$10.80
Income from Investment Operations
Net investment income (loss)B	.047	.225	.245
Net realized and unrealized gain (loss)	(.018)	.319	.589
Total from investment operations	.029	.544	.834
Distributions from net investment income	(.046)C	(.264)	(.264)
Distributions from net realized gain	(.123)C	–	–
Total distributions	(.169)	(.264)	(.264)
Net asset value, end of period	$11.51	$11.65	$11.37
Total ReturnD,E	.25%	4.85%	7.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	.40%	.40%	.39%H
Expenses net of fee waivers, if any	.36%	.36%	.36%H
Expenses net of all reductions	.36%	.36%	.36%H
Net investment income (loss)	.41%	1.95%	2.76%H
Supplemental Data
Net assets, end of period (in millions)	$127	$52	$105
Portfolio turnover rateI	1,032%	741%J	680%J

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Mortgage Securities Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Mortgage Securities Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,330
Gross unrealized depreciation	(4,768)
Net unrealized appreciation (depreciation)	$5,562
Tax Cost	$2,307,324

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$342
Undistributed long-term capital gain	$3,260
Net unrealized appreciation (depreciation) on securities and other investments	$5,562

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$14,789	$ 18,494
Long-term Capital Gains	963	–
Total	$15,752	$ 18,494

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(769)	$451
Total Credit Risk	$(769)	$451
Interest Rate Risk
Futures Contracts	$1,767	$(193)
Written Options	(75)	(51)
Purchased Options	(205)	(246)
Swaps	296	100
Total Interest Rate Risk	1,783	(390)
Totals	$1,014	$61

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for written options in the aggregate was $37,300,000.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Mortgage Securities Fund	9,028,908	8,874,967

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$83	$13
Class M	-%	.25%	33	–(a)
Class C	.75%	.25%	51	10
			$167	$23

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2
Class M	1
Class C(a)	1
$4

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Fidelity Mortgage Securities Fund and Class Z. FIIOC receives an asset-based fee of Fidelity Mortgage Securities Fund's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$60.18
Class M	25.19
Class C	11.21
Fidelity Mortgage Securities Fund	1,075.10
Class I	57.16
Class Z	54.05
	$1,282

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Advisor Mortgage Securities Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Advisor Mortgage Securities Fund	11,628	1,792	132,066	Class I

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$43

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Advisor Mortgage Securities Fund
Distributions to shareholders
Class A	$366	$551
Class M	161	256
Class C	55	50
Fidelity Mortgage Securities Fund	13,747	15,147
Class I	377	466
Class Z	1,046	2,024
Total	$15,752	$18,494

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Advisor Mortgage Securities Fund
Class A
Shares sold	963	744	$11,109	$8,523
Reinvestment of distributions	29	44	338	508
Shares redeemed	(538)	(900)	(6,186)	(10,285)
Net increase (decrease)	454	(112)	$5,261	$(1,254)
Class M
Shares sold	88	162	$1,015	$1,861
Reinvestment of distributions	14	22	159	252
Shares redeemed	(222)	(293)	(2,554)	(3,360)
Net increase (decrease)	(120)	(109)	$(1,380)	$(1,247)
Class C
Shares sold	84	183	$975	$2,009
Reinvestment of distributions	5	4	55	49
Shares redeemed	(241)	(124)	(2,758)	(1,418)
Net increase (decrease)	(152)	63	$(1,728)	$730
Fidelity Mortgage Securities Fund
Shares sold	64,612	33,042	$747,737	$380,754
Reinvestment of distributions	1,079	1,109	12,489	12,752
Shares redeemed	(48,934)	(25,085)	(563,473)	(287,460)
Net increase (decrease)	16,757	9,066	$196,753	$106,046
Class I
Shares sold	3,689	2,666	$42,411	$30,489
Reinvestment of distributions	30	37	349	426
Shares redeemed	(1,250)	(4,883)	(14,383)	(55,592)
Net increase (decrease)	2,469	(2,180)	$28,377	$(24,677)
Class Z
Shares sold	13,602	5,619	$156,784	$64,438
Reinvestment of distributions	82	172	951	1,960
Shares redeemed	(7,110)	(10,573)	(81,691)	(121,303)
Net increase (decrease)	6,574	(4,782)	$76,044	$(54,905)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Mortgage Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Mortgage Securities Fund (one of the funds constituting Fidelity Advisor Series II, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Advisor Mortgage Securities Fund
Class A	.77%
Actual		$1,000.00	$1,000.30	$3.88
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Class M	.78%
Actual		$1,000.00	$1,001.10	$3.93
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Class C	1.56%
Actual		$1,000.00	$997.40	$7.85
Hypothetical-C		$1,000.00	$1,017.34	$7.93
Fidelity Mortgage Securities Fund	.45%
Actual		$1,000.00	$1,002.50	$2.27
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.51%
Actual		$1,000.00	$1,002.40	$2.57
Hypothetical-C		$1,000.00	$1,022.63	$2.60
Class Z	.36%
Actual		$1,000.00	$1,002.70	$1.82
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Mortgage Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	10/11/2021	10/08/2021	$0.037
Class M	10/11/2021	10/08/2021	$0.037
Class C	10/11/2021	10/08/2021	$0.037
Fidelity Mortgage Securities Fund	10/11/2021	10/08/2021	$0.037
Class I	10/11/2021	10/08/2021	$0.037
Class Z	10/11/2021	10/08/2021	$0.037

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 30, 2021, $4,222,842, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 94.36% of the short-term capital gain dividends distributed in October and December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $15,729,990 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

A total of 0.37% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $11,668,724 of distributions paid during the period January 1, 2021 to August 31, 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

AMOR-ANN-1021
1.704047.124

Fidelity® Series Investment Grade Securitized Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Series Investment Grade Securitized Fund	0.32%	4.39%

 A From August 17, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Investment Grade Securitized Fund on August 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Securitized Index performed over the same period.

Period Ending Values
$11,397	Fidelity® Series Investment Grade Securitized Fund
$11,237	Bloomberg U.S. Securitized Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:   For the fiscal year ending August 31, 2021, the fund returned 0.32%, slightly outpacing, net of fees, the -0.03% return of the benchmark, the Bloomberg U.S. Securitized Index. In managing the fund, we attempted to exploit market inefficiencies and identify attractively valued securities in accordance with our longer-term strategy. In doing so, we added value through security selection among 30-year government mortgage-backed securities (MBS). Specifically, it helped to underweight Fannie Mae and Freddie Mac MBS with lower coupons (2.5% and below), since they lagged higher-coupon MBS. An overweighting in MBS with higher coupons (3.5% and higher), also aided the fund’s relative performance. Smaller-than-benchmark exposure to 15- and 20-year MBS contributed relative to the index as well. An overweighting in non-agency commercial mortgage-backed securities (CMBS) and security selection in this sector also aided the fund’s relative result. Within CMBS, we focused on Single-Asset-Single Borrower (SASB) securities, which produced better-than-average price appreciation and generated incremental income for the fund. In contrast, yield-curve positioning detracted from the fund’s performance versus the benchmark, as did overweighting government agency CMBS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	103.5%
AAA	8.9%
AA	0.4%
A	0.2%
Not Rated	3.0%
Short-Term Investments and Net Other Assets*	(16.0)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
U.S. Government and U.S. Government Agency Obligations	103.5%
Asset-Backed Securities	1.0%
CMOs and Other Mortgage Related Securities	11.5%
Short-Term Investments and Net Other Assets (Liabilities)***	(16.0)%

 * Foreign investments - 0.3%

 ** Futures and Swaps - 13.2%

 *** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 157.0%
	Principal Amount	Value
Fannie Mae - 19.4%
1.5% 6/1/51	214,662	211,674
2% 7/1/50 to 7/1/51	2,758,793	2,814,173
2.5% 5/1/31 to 8/1/51	11,495,584	12,032,718
3% 8/1/32 to 4/1/51 (a)(b)	28,328,561	30,043,943
3.5% 7/1/34 to 12/1/49	27,473,934	29,343,090
4% 3/1/46 to 4/1/49	1,367,919	1,494,385
4.5% 5/1/48 to 9/1/49	6,078,253	6,640,156

TOTAL FANNIE MAE		82,580,139

Freddie Mac - 18.9%
1.5% 11/1/50 to 6/1/51	290,090	285,933
2% 6/1/50 to 7/1/51	9,590,177	9,798,079
2.5% 6/1/31 to 8/1/51	26,309,417	27,532,942
3% 11/1/32 to 8/1/50	14,437,639	15,342,079
3.5% 11/1/33 to 4/1/50	13,350,967	14,352,058
4% 5/1/38 to 3/1/49 (b)	8,015,906	8,619,785
4.5% 10/1/39 to 7/1/49	4,082,460	4,511,670

TOTAL FREDDIE MAC		80,442,546

Ginnie Mae - 37.8%
2% 9/1/51 (c)	2,050,000	2,093,296
2% 9/1/51 (c)	1,850,000	1,889,072
2% 9/1/51 (c)	5,600,000	5,718,272
2% 9/1/51 (c)	4,400,000	4,492,928
2% 9/1/51 (c)	1,750,000	1,786,960
2% 9/1/51 (c)	3,500,000	3,573,920
2% 9/1/51 (c)	2,200,000	2,246,464
2% 9/1/51 (c)	2,150,000	2,195,408
2% 9/1/51 (c)	800,000	816,896
2% 9/1/51 (c)	1,550,000	1,582,736
2% 9/1/51 (c)	775,000	791,368
2% 9/1/51 (c)	400,000	408,448
2% 10/1/51 (c)	3,800,000	3,873,428
2% 10/1/51 (c)	3,750,000	3,822,462
2.5% 8/20/47 to 7/20/51	9,333,568	9,686,520
2.5% 9/1/51 (c)	2,800,000	2,903,517
2.5% 9/1/51 (c)	2,850,000	2,955,366
2.5% 9/1/51 (c)	2,175,000	2,255,411
3% 2/20/50 to 6/20/51	14,574,751	15,251,025
3% 9/1/51 (c)	1,150,000	1,202,199
3% 9/1/51 (c)	2,900,000	3,031,633
3% 9/1/51 (c)	100,000	104,539
3% 9/1/51 (c)	900,000	940,852
3% 9/1/51 (c)	3,250,000	3,397,519
3% 9/1/51 (c)	1,400,000	1,463,547
3% 9/1/51 (c)	2,000,000	2,090,781
3% 9/1/51 (c)	2,000,000	2,090,781
3% 9/1/51 (c)	1,250,000	1,306,738
3% 9/1/51 (c)	1,500,000	1,568,086
3% 9/1/51 (c)	1,050,000	1,097,660
3% 9/1/51 (c)	900,000	940,852
3% 9/1/51 (c)	800,000	836,312
3% 10/1/51 (c)	1,300,000	1,356,570
3.5% 9/20/40 to 6/20/50	29,395,892	31,045,095
3.5% 9/1/51 (c)	1,800,000	1,894,078
3.5% 9/1/51 (c)	2,400,000	2,525,437
3.5% 9/1/51 (c)	3,900,000	4,103,836
3.5% 9/1/51 (c)	100,000	105,227
3.5% 9/1/51 (c)	550,000	578,746
3.5% 9/1/51 (c)	1,100,000	1,157,492
3.5% 9/1/51 (c)	150,000	157,840
3.5% 9/1/51 (c)	1,350,000	1,420,559
3.5% 9/1/51 (c)	100,000	105,227
3.5% 9/1/51 (c)	800,000	841,812
3.5% 9/1/51 (c)	450,000	473,520
3.5% 9/1/51 (c)	1,250,000	1,315,332
3.5% 9/1/51 (c)	1,250,000	1,315,332
3.5% 9/1/51 (c)	500,000	526,133
3.5% 9/1/51 (c)	250,000	263,066
3.5% 9/1/51 (c)	1,350,000	1,420,559
3.5% 9/1/51 (c)	550,000	578,746
3.5% 9/1/51 (c)	525,000	552,439
3.5% 9/1/51 (c)	525,000	552,439
4% 10/20/40 to 5/20/49	6,746,088	7,252,049
4% 9/1/51 (c)	11,800,000	12,500,868
5% 4/20/48 to 6/20/48	935,463	1,019,561

TOTAL GINNIE MAE		161,476,959

Uniform Mortgage Backed Securities - 80.9%
1.5% 9/1/36 (c)	1,400,000	1,422,072
1.5% 9/1/36 (c)	900,000	914,189
1.5% 9/1/51 (c)	2,200,000	2,162,498
1.5% 9/1/51 (c)	1,500,000	1,474,431
1.5% 9/1/51 (c)	1,200,000	1,179,544
1.5% 9/1/51 (c)	3,000,000	2,948,861
1.5% 9/1/51 (c)	800,000	786,363
1.5% 9/1/51 (c)	2,100,000	2,064,203
1.5% 9/1/51 (c)	2,000,000	1,965,907
1.5% 9/1/51 (c)	300,000	294,886
1.5% 9/1/51 (c)	2,450,000	2,408,237
1.5% 9/1/51 (c)	3,200,000	3,145,452
1.5% 9/1/51 (c)	800,000	786,363
1.5% 9/1/51 (c)	800,000	786,363
1.5% 9/1/51 (c)	2,100,000	2,064,203
1.5% 9/1/51 (c)	800,000	786,363
1.5% 9/1/51 (c)	400,000	393,181
1.5% 10/1/51 (c)	2,600,000	2,551,008
1.5% 10/1/51 (c)	2,450,000	2,403,834
1.5% 10/1/51 (c)	1,800,000	1,766,082
1.5% 10/1/51 (c)	1,450,000	1,422,677
2% 9/1/51 (c)	5,900,000	5,984,030
2% 9/1/51 (c)	6,100,000	6,186,879
2% 9/1/51 (c)	1,950,000	1,977,773
2% 9/1/51 (c)	3,800,000	3,854,121
2% 9/1/51 (c)	2,300,000	2,332,758
2% 9/1/51 (c)	6,050,000	6,136,167
2% 9/1/51 (c)	5,400,000	5,476,909
2% 9/1/51 (c)	5,400,000	5,476,909
2% 9/1/51 (c)	2,700,000	2,738,454
2% 9/1/51 (c)	2,700,000	2,738,454
2% 9/1/51 (c)	5,350,000	5,426,197
2% 9/1/51 (c)	5,250,000	5,324,773
2% 9/1/51 (c)	7,250,000	7,353,257
2% 9/1/51 (c)	5,750,000	5,831,894
2% 9/1/51 (c)	6,250,000	6,339,015
2% 9/1/51 (c)	6,050,000	6,136,167
2% 9/1/51 (c)	3,350,000	3,397,712
2% 9/1/51 (c)	3,050,000	3,093,439
2% 9/1/51 (c)	2,050,000	2,079,197
2% 9/1/51 (c)	1,250,000	1,267,803
2% 9/1/51 (c)	1,300,000	1,318,515
2% 10/1/51 (c)	5,700,000	5,770,494
2% 10/1/51 (c)	6,100,000	6,175,441
2% 10/1/51 (c)	6,050,000	6,124,823
2% 10/1/51 (c)	6,050,000	6,124,823
2% 10/1/51 (c)	6,050,000	6,124,823
2% 10/1/51 (c)	5,350,000	5,416,166
2% 10/1/51 (c)	3,000,000	3,037,102
2% 10/1/51 (c)	3,000,000	3,037,102
2.5% 9/1/51 (c)	1,500,000	1,558,125
2.5% 9/1/51 (c)	1,100,000	1,142,625
2.5% 9/1/51 (c)	1,000,000	1,038,750
2.5% 9/1/51 (c)	2,600,000	2,700,751
2.5% 9/1/51 (c)	2,800,000	2,908,501
2.5% 9/1/51 (c)	1,100,000	1,142,625
2.5% 9/1/51 (c)	2,500,000	2,596,876
2.5% 9/1/51 (c)	5,350,000	5,557,314
2.5% 9/1/51 (c)	4,550,000	4,726,313
2.5% 9/1/51 (c)	2,300,000	2,389,125
2.5% 9/1/51 (c)	3,400,000	3,531,751
2.5% 9/1/51 (c)	1,100,000	1,142,625
2.5% 9/1/51 (c)	750,000	779,063
2.5% 9/1/51 (c)	400,000	415,500
2.5% 9/1/51 (c)	1,500,000	1,558,125
2.5% 9/1/51 (c)	2,200,000	2,285,250
2.5% 10/1/51 (c)	5,500,000	5,701,955
2.5% 10/1/51 (c)	4,750,000	4,924,415
3% 9/1/51 (c)	7,750,000	8,106,621
3% 9/1/51 (c)	1,600,000	1,673,625
3% 9/1/51 (c)	1,075,000	1,124,467
3% 9/1/51 (c)	1,100,000	1,150,617
3% 9/1/51 (c)	2,200,000	2,301,234
3% 9/1/51 (c)	2,200,000	2,301,234
3% 9/1/51 (c)	1,150,000	1,202,918
3% 9/1/51 (c)	1,875,000	1,961,279
3% 9/1/51 (c)	7,475,000	7,818,967
3% 9/1/51 (c)	2,700,000	2,824,242
3% 9/1/51 (c)	2,000,000	2,092,031
3% 9/1/51 (c)	1,150,000	1,202,918
3% 9/1/51 (c)	2,050,000	2,144,332
3% 9/1/51 (c)	375,000	392,256
3% 9/1/51 (c)	3,700,000	3,870,258
3% 9/1/51 (c)	2,200,000	2,301,234
3% 9/1/51 (c)	2,200,000	2,301,234
3% 9/1/51 (c)	1,900,000	1,987,430
3% 9/1/51 (c)	5,125,000	5,360,830
3% 9/1/51 (c)	4,100,000	4,288,664
3% 9/1/51 (c)	2,000,000	2,092,031
3% 10/1/51 (c)	8,250,000	8,625,118
3% 10/1/51 (c)	1,900,000	1,986,391
3% 10/1/51 (c)	8,250,000	8,625,118
3% 10/1/51 (c)	1,900,000	1,986,391
3.5% 9/1/51 (c)	3,500,000	3,702,344
3.5% 9/1/51 (c)	800,000	846,250
3.5% 9/1/51 (c)	1,000,000	1,057,813
3.5% 9/1/51 (c)	3,900,000	4,125,469
3.5% 9/1/51 (c)	7,700,000	8,145,156
3.5% 9/1/51 (c)	12,300,000	13,011,094
3.5% 9/1/51 (c)	6,450,000	6,822,891
3.5% 9/1/51 (c)	5,000,000	5,289,063
3.5% 9/1/51 (c)	4,600,000	4,865,938
3.5% 10/1/51 (c)	5,350,000	5,662,431

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		345,357,492

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $668,213,818)		669,857,136

Asset-Backed Securities - 1.0%
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (d)	$113,000	$113,224
Ajax Mortgage Loan Trust Series 2021-C Class A, 2.115% 1/25/61 (d)	282,472	282,435
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (d)	287,818	287,897
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	22,438	22,590
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (d)	146,879	147,925
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (d)	315,000	315,419
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (d)(e)	196,476	196,472
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (d)(e)	200,000	204,407
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (d)	14,307	14,359
Series 2020-1A Class A, 2.24% 3/15/30 (d)	889	890
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (d)	48,509	49,870
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (d)	187,666	187,566
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (d)	12,836	12,850
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (d)	39,858	39,884
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (d)	799,333	812,522
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.7158% 3/25/58 (d)(e)	58,753	62,037
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (d)	107,011	107,224
Series 2021-2 Class A, 0.91% 6/20/31 (d)	502,631	503,161
Series 2021-3 Class A, 0.83% 7/20/31 (d)	812,000	812,564
TOTAL ASSET-BACKED SECURITIES
(Cost $4,149,635)		4,173,296

Collateralized Mortgage Obligations - 1.4%
Private Sponsor - 0.9%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (d)	1,746,978	1,774,358
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (d)(e)	210,866	211,006
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (d)	150,018	150,042
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (d)	104,997	105,184
CSMC Trust sequential payer Series 2020-RPL4 Class A1, 2% 1/25/60 (d)	74,701	76,076
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (d)(e)	418,000	425,017
New Residential Mortgage Loan Trust Series 2020-1A Class A1B, 3.5% 10/25/59 (d)	79,982	85,077
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (d)	327,000	327,141
Preston Ridge Partners Mortgage Trust Series 2021-RPL1 Class A1, 1.319% 7/25/51 (d)	160,223	160,476
RMF Buyout Issuance Trust:
sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (d)	332,562	333,380
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (d)	499,917	506,814
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (d)(e)(f)	110,000	110,056

TOTAL PRIVATE SPONSOR		4,264,627

U.S. Government Agency - 0.5%
Fannie Mae Series 2013-44 Class DJ, 1.85% 5/25/33	145,368	148,594
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2019-153 Class FB, 1 month U.S. LIBOR + 0.450% 0.5384% 12/20/49 (e)(f)	582,329	587,842
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.5384% 2/20/49 (e)(f)	158,858	160,972
Series 2020-32 Class GF, 1 month U.S. LIBOR + 0.400% 0.4884% 3/20/50 (e)(f)	548,213	552,437
planned amortization class Series 2016-69 Class WA, 3% 2/20/46	31,976	33,882
sequential payer:
Series 2017-139 Class BA, 3% 9/20/47	204,846	218,772
Series 2018-H12 Class HA, 3.25% 8/20/68 (g)	80,606	84,793

TOTAL U.S. GOVERNMENT AGENCY		1,787,292

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,987,890)		6,051,919

Commercial Mortgage Securities - 16.3%
BAMLL Commercial Mortgage Securities Trust:
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (d)(e)(f)	164,000	166,568
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (d)	600,000	618,955
Class ANM, 3.112% 11/5/32 (d)	100,000	104,175
BANK Series 2021-BN33 Class XA, 1.1766% 5/15/64 (e)(h)	2,027,086	163,194
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B1 Class ASB, 3.602% 1/15/51	400,000	438,403
Series 2018-B2 Class ASB, 3.7802% 2/15/51	355,000	389,174
Series 2019-B10 Class A4, 3.717% 3/15/62	29,000	32,862
Series 2019-B12 Class XA, 1.201% 8/15/52 (e)(h)	966,313	58,404
Series 2019-B14 Class XA, 0.9105% 12/15/62 (e)(h)	1,204,086	55,099
Series 2020-B17 Class XA, 1.541% 3/15/53 (e)(h)	2,097,943	178,335
Series 2020-B18 Class XA, 1.9185% 7/15/53 (e)(h)	1,484,959	164,457
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (d)(e)(f)	94,000	95,026
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 0.85% 9/15/26 (d)(e)(f)	531,000	531,000
BX Commercial Mortgage Trust:
floater Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7483% 5/15/38 (d)(e)(f)	400,000	400,251
floater sequential payer Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 0.972% 11/15/32 (d)(e)(f)	32,000	32,020
BX Trust:
floater:
Series 2018-EXCL Class A, 1 month U.S. LIBOR + 1.088% 1.1836% 9/15/37 (d)(e)(f)	1,076,890	1,076,943
Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 0.996% 11/15/35 (d)(e)(f)	70,000	70,065
floater sequential payer:
Series 2021-MFM1 Class A, 1 month U.S. LIBOR + 0.700% 0.7955% 1/15/34 (d)(e)(f)	111,000	111,104
Series 2021-SOAR Class A, 0.766% 6/15/38 (d)(e)	443,000	443,710
floater, sequential payer Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.016% 10/15/36 (d)(e)(f)	983,037	984,614
CD Commercial Mortgage Trust sequential payer Series 2017-CD6 Class ASB, 3.332% 11/13/50	1,895,000	2,043,426
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (d)(e)(f)	100,000	100,000
Class B, 1 month U.S. LIBOR + 1.250% 1.3455% 11/15/36 (d)(e)(f)	100,000	99,940
CGMS Commercial Mortgage Trust Series 2017-MDRA Class A, 3.656% 7/10/30 (d)	138,000	139,050
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (d)(e)(f)	2,888,914	2,888,913
CIM Retail Portfolio Trust floater Series 2021-RETL Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (d)(e)(f)	303,000	303,367
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2014-GC21 Class AAB, 3.477% 5/10/47	285,537	296,852
Series 2017-P7 Class AAB, 3.509% 4/14/50	400,000	429,064
Series 2019-GC41 Class XA, 1.1853% 8/10/56 (e)(h)	1,294,978	84,628
COMM Mortgage Trust:
sequential payer Series 2017-CD4 Class ASB, 3.317% 5/10/50	1,024,000	1,099,717
Series 2012-CR1 Class AM, 3.912% 5/15/45	3,694,000	3,752,287
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.076% 5/15/36 (d)(e)(f)	1,800,000	1,805,282
Series 2018-SITE Class A, 4.284% 4/15/36 (d)	100,000	105,193
DBJPM Mortgage Trust sequential payer Series 2017-C6 Class ASB, 3.121% 6/10/50	700,000	749,267
Extended Stay America Trust floater Series 2021-ESH Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (d)(e)(f)	216,000	216,667
Freddie Mac floater:
Series 2021-F108 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 2/25/31 (e)(f)	2,000,000	2,001,779
Series 2021-F109 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (e)(f)	2,800,000	2,802,523
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (e)(f)	2,000,000	2,001,783
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (e)(f)	2,199,905	2,201,889
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (e)(f)	2,200,000	2,200,000
Series 2021-F113 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 5/25/28 (e)(f)	4,112,931	4,118,141
Series 2021-F114 Class A/S, 0.27% 5/25/31 (e)	4,631,000	4,624,658
Series 2021-F115 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.26% 6/25/31 (e)(f)	3,998,000	3,990,708
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.546% 9/15/31 (d)(e)(f)	1,725,000	1,716,837
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.19% 10/15/31 (d)(e)(f)	1,400,000	1,400,000
sequential payer Series 2016-GC34 Class AAB, 3.278% 10/10/48	63,293	66,748
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (d)(e)	1,122,862	1,127,340
Series 2013-GC13 Class A/S, 4.2176% 7/10/46 (d)(e)	140,000	147,592
Series 2013-GC16 Class A/S, 4.649% 11/10/46	275,000	294,586
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C22 Class ASB, 3.5036% 9/15/47	200,677	209,810
Series 2013-C14 Class A/S, 4.4093% 8/15/46	114,000	119,817
JPMDB Commercial Mortgage Securities Trust sequential payer:
Series 2017-C5 Class ASB, 3.4919% 3/15/50	400,000	427,436
Series 2018-C8 Class ASB, 4.145% 6/15/51	1,000,000	1,123,933
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (d)	200,000	204,373
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer:
Series 2013-C13 Class ASB, 3.4137% 1/15/46	207,328	212,578
Series 2013-LC11 Class A5, 2.9599% 4/15/46	218,000	224,681
Series 2020-NNN Class AFX, 2.8123% 1/16/37 (d)	670,000	700,654
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (d)	188,000	192,042
Series 2012-CBX Class A/S, 4.2707% 6/15/45	227,000	232,282
Series 2013-LC11 Class A/S, 3.216% 4/15/46	308,000	318,260
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (d)	59,000	62,433
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (d)(e)(f)	369,000	369,347
MHC Commercial Mortgage Trust floater sequential payer Series 2021-MHC Class A, 1 month U.S. LIBOR + 0.800% 0.8965% 4/15/38 (d)(e)(f)	2,700,000	2,701,608
Morgan Stanley BAML Trust:
sequential payer:
Series 2014-C19 Class ASB, 3.326% 12/15/47	1,120,998	1,166,948
Series 2016-C28 Class A3, 3.272% 1/15/49	88,289	93,676
Series 2012-C5 Class A/S, 3.792% 8/15/45	780,000	798,452
Series 2012-C6 Class A/S, 3.476% 11/15/45	1,400,000	1,435,868
Morgan Stanley Capital I Trust:
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (d)(e)(f)	1,000,000	1,004,091
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (d)	279,000	292,818
Series 2019-MEAD Class B, 3.283% 11/10/36 (d)(e)	26,000	26,760
Series 2021-L6 Class XA, 1.3563% 6/15/54 (h)	999,524	87,752
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (d)(e)(f)	54,878	54,743
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 0.896% 4/15/36 (d)(e)(f)	1,900,000	1,900,536
UBS Commercial Mortgage Trust:
sequential payer:
Series 2017-C1 Class ASB, 3.462% 11/15/50	100,000	108,573
Series 2017-C3 Class ASB, 3.215% 8/15/50	300,000	322,953
Series 2012-C1 Class A/S, 4.171% 5/10/45	267,000	270,625
UBS-Barclays Commercial Mortgage Trust:
sequential payer Series 2012-C4 Class A/S, 3.3165% 12/10/45 (d)	800,000	819,803
Series 2012-C3 Class A/S, 3.814% 8/10/49 (d)	435,000	447,803
VLS Commercial Mortgage Trust Series 2020-LAB Class X, 0.5162% 10/10/42 (d)(e)(h)	1,600,000	55,612
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (d)(e)(f)	845,000	848,168
sequential payer:
Series 2015-C29 Class ASB, 3.4% 6/15/48	149,998	157,234
Series 2016-LC24 Class A3, 2.684% 10/15/49	200,000	210,886
Series 2018-C46 Class XA, 1.1018% 8/15/51 (e)(h)	1,200,859	52,241
Series 2019-C54 Class XA, 0.9667% 12/15/52 (e)(h)	5,968,785	352,494
WF-RBS Commercial Mortgage Trust:
Series 2012-C8 Class A/S, 3.66% 8/15/45	68,000	69,474
Series 2012-C9 Class A/S, 3.388% 11/15/45	186,000	190,493
Series 2013-C12 Class A/S, 3.56% 3/15/48	2,000,000	2,079,177
Series 2013-C16 Class A/S, 4.668% 9/15/46 (e)	830,000	889,277
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $69,912,690)		69,758,307
	Shares	Value

Money Market Funds - 27.3%
Fidelity Cash Central Fund 0.06% (i)
(Cost $116,482,840)	116,459,548	116,482,840

Purchased Swaptions - 0.2%(j)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.57125% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	600,000	$14,845
Option on an interest rate swap with Morgan Stanley Capital Services LLC to pay semi-annually a fixed rate of 1.9975% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2031	6/24/26	13,500,000	346,961

TOTAL PUT OPTIONS			361,806

Call Options - 0.1%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.57125% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	600,000	13,818
Option on an interest rate swap with Morgan Stanley Capital Services LLC to receive semi-annually a fixed rate of 1.9975% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2031	6/24/26	13,500,000	474,293

TOTAL CALL OPTIONS			488,111

TOTAL PURCHASED SWAPTIONS
(Cost $866,738)			849,917
TOTAL INVESTMENT IN SECURITIES - 203.2%
(Cost $865,613,611)			867,173,415
NET OTHER ASSETS (LIABILITIES) - (103.2)%			(440,514,860)
NET ASSETS - 100%			$426,658,555

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(3,800,000)	$(3,880,256)
2% 9/1/51	(3,750,000)	(3,829,200)
2.5% 9/1/51	(2,500,000)	(2,592,426)
3% 9/1/51	(1,150,000)	(1,202,199)
3% 9/1/51	(2,900,000)	(3,031,633)
3% 9/1/51	(100,000)	(104,539)
3% 9/1/51	(900,000)	(940,852)
3% 9/1/51	(3,250,000)	(3,397,519)
3% 9/1/51	(1,400,000)	(1,463,547)
3% 9/1/51	(3,700,000)	(3,867,945)
3% 9/1/51	(2,200,000)	(2,299,859)
3% 9/1/51	(2,200,000)	(2,299,859)
4% 9/1/51	(11,800,000)	(12,500,868)

TOTAL GINNIE MAE		(41,410,702)

Uniform Mortgage Backed Securities
1.5% 9/1/51	(2,600,000)	(2,555,680)
1.5% 9/1/51	(3,000,000)	(2,948,861)
1.5% 9/1/51	(800,000)	(786,363)
1.5% 9/1/51	(2,100,000)	(2,064,203)
1.5% 9/1/51	(2,000,000)	(1,965,907)
1.5% 9/1/51	(300,000)	(294,886)
1.5% 9/1/51	(2,450,000)	(2,408,237)
1.5% 9/1/51	(2,450,000)	(2,408,237)
1.5% 9/1/51	(300,000)	(294,886)
1.5% 9/1/51	(200,000)	(196,591)
1.5% 9/1/51	(1,800,000)	(1,769,317)
1.5% 9/1/51	(1,450,000)	(1,425,283)
2% 9/1/51	(5,700,000)	(5,781,182)
2% 9/1/51	(600,000)	(608,545)
2% 9/1/51	(6,100,000)	(6,186,879)
2% 9/1/51	(1,950,000)	(1,977,773)
2% 9/1/51	(1,950,000)	(1,977,773)
2% 9/1/51	(6,100,000)	(6,186,879)
2% 9/1/51	(6,050,000)	(6,136,167)
2% 9/1/51	(3,800,000)	(3,854,121)
2% 9/1/51	(2,300,000)	(2,332,758)
2% 9/1/51	(6,050,000)	(6,136,167)
2% 9/1/51	(6,050,000)	(6,136,167)
2% 9/1/51	(6,050,000)	(6,136,167)
2% 9/1/51	(5,350,000)	(5,426,197)
2% 9/1/51	(900,000)	(912,818)
2% 9/1/51	(3,000,000)	(3,042,727)
2% 9/1/51	(3,000,000)	(3,042,727)
2.5% 9/1/51	(5,500,000)	(5,713,126)
2.5% 9/1/51	(1,000,000)	(1,038,750)
2.5% 9/1/51	(2,800,000)	(2,908,501)
2.5% 9/1/51	(2,600,000)	(2,700,751)
2.5% 9/1/51	(1,100,000)	(1,142,625)
2.5% 9/1/51	(4,750,000)	(4,934,063)
2.5% 9/1/51	(2,900,000)	(3,012,376)
2.5% 9/1/51	(2,850,000)	(2,960,438)
3% 9/1/51	(5,125,000)	(5,360,830)
3% 9/1/51	(4,100,000)	(4,288,664)
3% 9/1/51	(2,000,000)	(2,092,031)
3% 9/1/51	(1,100,000)	(1,150,617)
3% 9/1/51	(8,250,000)	(8,629,629)
3% 9/1/51	(1,075,000)	(1,124,467)
3% 9/1/51	(1,100,000)	(1,150,617)
3% 9/1/51	(2,200,000)	(2,301,234)
3% 9/1/51	(2,200,000)	(2,301,234)
3% 9/1/51	(1,150,000)	(1,202,918)
3% 9/1/51	(1,875,000)	(1,961,279)
3% 9/1/51	(7,475,000)	(7,818,967)
3% 9/1/51	(1,900,000)	(1,987,430)
3% 9/1/51	(3,800,000)	(3,974,859)
3% 9/1/51	(3,700,000)	(3,870,258)
3% 9/1/51	(2,200,000)	(2,301,234)
3% 9/1/51	(2,200,000)	(2,301,234)
3% 9/1/51	(2,200,000)	(2,301,234)
3% 9/1/51	(1,500,000)	(1,569,023)
3% 9/1/51	(775,000)	(810,662)
3% 10/1/51	(8,250,000)	(8,625,118)
3% 10/1/51	(1,900,000)	(1,986,391)
3% 10/1/51	(8,250,000)	(8,625,118)
3% 10/1/51	(1,900,000)	(1,986,391)
3.5% 9/1/51	(1,800,000)	(1,904,063)
3.5% 9/1/51	(2,400,000)	(2,538,750)
3.5% 9/1/51	(3,500,000)	(3,702,344)
3.5% 9/1/51	(800,000)	(846,250)
3.5% 9/1/51	(1,000,000)	(1,057,813)
3.5% 9/1/51	(3,900,000)	(4,125,469)
3.5% 9/1/51	(1,200,000)	(1,269,375)
3.5% 9/1/51	(3,500,000)	(3,702,344)
3.5% 9/1/51	(5,350,000)	(5,659,291)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(213,931,266)

TOTAL TBA SALE COMMITMENTS
(Proceeds $255,170,661)		$(255,341,968)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	131	Dec. 2021	$17,482,359	$(16,073)	$(16,073)
Sold
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	200	Dec. 2021	44,065,625	(26,799)	(26,799)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	67	Dec. 2021	8,289,156	(5,782)	(5,782)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	24	Dec. 2021	3,911,250	15,362	15,362
TOTAL SOLD FUTURES					(17,219)
TOTAL FUTURES CONTRACTS					$(33,292)

The notional amount of futures purchased as a percentage of Net Assets is 4.1%

The notional amount of futures sold as a percentage of Net Assets is 13.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $53,147,943.

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$120,000	$(235)	$548	$313
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	340,000	(666)	925	259
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	340,000	(666)	792	126

TOTAL CREDIT DEFAULT SWAPS						$(1,567)	$2,265	$698

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2023	$15,742,000	$19,783	$0	$19,783
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2026	3,187,000	31,931	0	31,931
3-month LIBOR	Quarterly	0.75%	Semi - annual	LCH	Sep. 2028	660,000	583	0	583
1%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2031	71,000	3,395	0	3,395
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2051	11,000	810	0	810

TOTAL INTEREST RATE SWAPS							$56,502	$0	$56,502

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $15,757,750.

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $197,866.

 (b) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $259,337.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,780,736 or 7.7% of net assets.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) For the period, the average monthly notional amount for purchased swaptions was $14,700,000.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$18,841,350	$431,216,112	$333,574,622	$42,747	$--	$--	$116,482,840	0.2%
Total	$18,841,350	$431,216,112	$333,574,622	$42,747	$--	$--	$116,482,840

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government Agency - Mortgage Securities	$669,857,136	$--	$669,857,136	$--
Asset-Backed Securities	4,173,296	--	4,173,296	--
Collateralized Mortgage Obligations	6,051,919	--	6,051,919	--
Commercial Mortgage Securities	69,758,307	--	69,758,307	--
Money Market Funds	116,482,840	116,482,840	--	--
Purchased Swaptions	849,917	--	849,917	--
Total Investments in Securities:	$867,173,415	$116,482,840	$750,690,575	$--
Derivative Instruments:
Assets
Futures Contracts	$15,362	$15,362	$--	$--
Swaps	56,502	--	56,502	--
Total Assets	$71,864	$15,362	$56,502	$--
Liabilities
Futures Contracts	$(48,654)	$(48,654)	$--	$--
Swaps	(1,567)	--	(1,567)	--
Total Liabilities	$(50,221)	$(48,654)	$(1,567)	$--
Total Derivative Instruments:	$21,643	$(33,292)	$54,935	$--
Other Financial Instruments:
TBA Sale Commitments	$(255,341,968)	$--	$(255,341,968)	$--
Total Other Financial Instruments:	$(255,341,968)	$--	$(255,341,968)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(1,567)
Total Credit Risk	0	(1,567)
Interest Rate Risk
Futures Contracts(b)	15,362	(48,654)
Purchased Swaptions(c)	849,917	0
Swaps(d)	56,502	(0)
Total Interest Rate Risk	921,781	(48,654)
Total Value of Derivatives	$921,781	$(50,221)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $749,130,771)	$750,690,575
Fidelity Central Funds (cost $116,482,840)	116,482,840
Total Investment in Securities (cost $865,613,611)		$867,173,415
Receivable for investments sold		9,902,650
Receivable for TBA sale commitments		255,170,661
Receivable for fund shares sold		2,417,915
Interest receivable		678,559
Distributions receivable from Fidelity Central Funds		5,381
Receivable for daily variation margin on futures contracts		4,827
Receivable for daily variation margin on centrally cleared OTC swaps		1,721
Receivable from investment adviser for expense reductions		681
Total assets		1,135,355,810
Liabilities
Payable for investments purchased
Regular delivery	$9,927,768
Delayed delivery	442,153,520
TBA sale commitments, at value	255,341,968
Payable for fund shares redeemed	1,265,139
Bi-lateral OTC swaps, at value	1,567
Other payables and accrued expenses	7,293
Total liabilities		708,697,255
Net Assets		$426,658,555
Net Assets consist of:
Paid in capital		$425,419,922
Total accumulated earnings (loss)		1,238,633
Net Assets		$426,658,555
Net Asset Value, offering price and redemption price per share ($426,658,555 ÷ 40,999,150 shares)		$10.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$1,626,556
Income from Fidelity Central Funds		42,747
Total income		1,669,303
Expenses
Custodian fees and expenses	$22,165
Independent trustees' fees and expenses	760
Miscellaneous	94
Total expenses before reductions	23,019
Expense reductions	(12,973)
Total expenses after reductions		10,046
Net investment income (loss)		1,659,257
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	817,858
Futures contracts	(160,859)
Swaps	(64,840)
Written options	(5,846)
Total net realized gain (loss)		586,313
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,344,989)
Futures contracts	9,482
Swaps	56,235
Written options	7,932
Delayed delivery commitments	(158,005)
Total change in net unrealized appreciation (depreciation)		(1,429,345)
Net gain (loss)		(843,032)
Net increase (decrease) in net assets resulting from operations		$816,225

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,659,257	$2,857,131
Net realized gain (loss)	586,313	4,036,565
Change in net unrealized appreciation (depreciation)	(1,429,345)	448,230
Net increase (decrease) in net assets resulting from operations	816,225	7,341,926
Distributions to shareholders	(6,038,131)	(3,981,146)
Share transactions
Proceeds from sales of shares	290,673,014	115,827,888
Reinvestment of distributions	6,037,875	3,981,012
Cost of shares redeemed	(53,114,500)	(43,327,475)
Net increase (decrease) in net assets resulting from share transactions	243,596,389	76,481,425
Total increase (decrease) in net assets	238,374,483	79,842,205
Net Assets
Beginning of period	188,284,072	108,441,867
End of period	$426,658,555	$188,284,072
Other Information
Shares
Sold	27,889,748	11,011,591
Issued in reinvestment of distributions	578,656	381,767
Redeemed	(5,101,809)	(4,142,660)
Net increase (decrease)	23,366,595	7,250,698

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Investment Grade Securitized Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.68	$10.45	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)B	.056	.209	.293	.008
Net realized and unrealized gain (loss)	(.023)	.330	.475	–C
Total from investment operations	.033	.539	.768	.008
Distributions from net investment income	(.083)D	(.219)	(.318)	(.008)
Distributions from net realized gain	(.220)D	(.090)	–	–
Total distributions	(.303)D	(.309)	(.318)	(.008)
Net asset value, end of period	$10.41	$10.68	$10.45	$10.00
Total ReturnE,F	.32%	5.28%	7.83%	.08%
Ratios to Average Net AssetsG,H
Expenses before reductions	.01%	.01%	.02%	- %I,J
Expenses net of fee waivers, if any	- %J	.01%	.01%	- %I,J
Expenses net of all reductions	- %J	.01%	.01%	- %I,J
Net investment income (loss)	.54%	2.00%	2.92%	1.99%I
Supplemental Data
Net assets, end of period (000 omitted)	$426,659	$188,284	$108,442	$10,381
Portfolio turnover rateK	1,091%	1,014%	1,434%	18%L

 A For the period August 17, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount represents less than .005%.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Series Investment Grade Securitized Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .001%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, futures and options transactions and finance transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,644,459
Gross unrealized depreciation	(1,211,929)
Net unrealized appreciation (depreciation)	$1,432,530
Tax Cost	$865,624,512

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$1,432,530

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$5,746,627	$ 3,981,146
Long-term Capital Gains	291,504	–
Total	$6,038,131	$ 3,981,146

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(25,688)	$20,519
Interest Rate Risk
Futures Contracts	(160,859)	9,482
Purchased Options	(50,626)	26,620
Written Options	(5,846)	7,932
Swaps	(39,152)	35,716
Total Interest Rate Risk	(256,483)	79,750
Totals	$(282,171)	$ 100,269

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions."

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Investment Grade Securitized Fund	2,659,204,164	2,547,931,714

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Investment Grade Securitized Fund	$94

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through December 31, 2023. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $12,909.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $64.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Series Investment Grade Securitized Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Investment Grade Securitized Fund (the "Fund"), a fund of Fidelity Advisor Series II, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from August 17, 2018 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Series Investment Grade Securitized Fund	- %-C
Actual		$1,000.00	$1,005.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $291,504, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $3,244,495 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

IGS-ANN-1021
1.9891237.103

Item 2.

Code of Ethics

As of the end of the period, August 31, 2021, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Limited Term Bond Fund and Fidelity Advisor Mortgage Securities Fund (the “Funds”):

Services Billed by PwC

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Limited Term Bond Fund	$85,700	$6,900	$10,600	$3,300
Fidelity Advisor Mortgage Securities Fund	$89,400	$7,200	$13,100	$3,400

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Limited Term Bond Fund	$86,700	$7,500	$10,600	$4,100
Fidelity Advisor Mortgage Securities Fund	$91,300	$7,800	$13,100	$4,300

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Investment Grade Securitized Fund (the “Fund”):

Services Billed by Deloitte Entities

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Investment Grade Securitized Fund	$77,800	$-	$10,000	$1,700

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Investment Grade Securitized Fund	$79,700	$-	$10,500	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2021A	August 31, 2020A
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by Deloitte Entities

	August 31, 2021A	August 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2021A	August 31, 2020A
PwC	$14,318,100	$14,089,600
Deloitte Entities	$533,300	$516,800

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 21, 2021